UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2021

Date of reporting period: April 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.21

ANNUAL REPORT

AB CORPORATE INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 4, 2021

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	0.27%	7.90%

Bloomberg Barclays US Credit Bond Index	-0.53%	4.25%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended April 30, 2021.

During the 12-month period, the Fund outperformed the benchmark. Security selection was the primary contributor, relative to the benchmark, mostly within the banking, energy, technology, real estate investment trusts (“REITs”) and consumer noncyclical sectors. Industry allocation also contributed, as allocations to supranationals and energy more than offset losses from cash, banking and US municipal bonds. The Fund’s yield-curve positioning detracted, as positioning along the seven- to 10-year part of the curve outweighed a gain from positioning on the long end of the curve in maturities over 10 years.

During the six-month period, the Fund outperformed the benchmark. Security selection contributed most, due to selection within energy, banking, consumer noncyclical and REITs. Yield-curve positioning detracted, as positioning along the seven- to 10-year part of the curve outweighed a gain from positioning on the long end of the curve in maturities over 10 years. Industry allocation did not have a meaningful impact on returns.

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, which detracted from absolute returns for both periods. Credit default swaps were used for investment purposes, which added to returns for both periods.

2 | AB CORPORATE INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the 12-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments, and central bank monetary policies that anchored short-term interest rates at record lows to combat the outbreak of the COVID-19 pandemic, longer-term treasury yields began to steadily rise in August, based on expectations of an economic growth recovery. Major developed-market treasury returns ended the period lower, except in Italy and Spain, due to the European Central Bank’s bond-buying program to cap eurozone periphery yields. Historically low interest rates also set the stage for a sharp rebound in risk assets. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns. Emerging-market local-currency bonds, along with investment-grade hard-currency sovereign bonds and emerging- and developed-market corporate bonds, also provided strong positive returns. Securitized assets outperformed US Treasuries, which fell sharply, with slightly positive results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2011 TO 4/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/2011 to 4/30/2021) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB CORPORATE INCOME SHARES | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

NAV Returns

1 Year	7.90%

5 Years	5.38%

10 Years	5.26%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

NAV Returns

1 Year	13.14%

5 Years	5.40%

10 Years	5.34%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

8 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,002.70	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $208.7

1

All data are as of April 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2021

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 93.1%
Industrial – 51.1%
Basic – 2.4%
Alpek SAB de CV 3.25%, 02/25/2031(a)	$214	$212,395
Anglo American Capital PLC 2.25%, 03/17/2028(a)	400	396,220
5.625%, 04/01/2030(a)	435	522,783
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	267,832
4.50%, 08/01/2024	200	217,412
Equate Petrochemical BV 2.625%, 04/28/2028(a)	317	317,365
Glencore Funding LLC 1.625%, 09/01/2025(a)	531	533,719
4.625%, 04/29/2024(a)	175	193,326
Industrias Penoles SAB de CV 4.15%, 09/12/2029(a)	300	323,250
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	223,492
LYB International Finance III LLC 2.875%, 05/01/2025	340	361,845
LyondellBasell Industries NV 4.625%, 02/26/2055	102	117,323
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)	38	37,560
2.30%, 11/01/2030(a)	210	204,217
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	848	902,314
Sherwin-Williams Co. (The) 3.125%, 06/01/2024	62	66,425
Suzano Austria GmbH 3.75%, 01/15/2031	92	93,840

		4,991,318

Capital Goods – 1.2%
Caterpillar Financial Services Corp. 0.25%, 03/01/2023	605	604,837
CNH Industrial Capital LLC 1.95%, 07/02/2023	320	328,954
General Electric Co. 3.45%, 05/01/2027	26	28,409
4.25%, 05/01/2040	130	145,315
5.875%, 01/14/2038	384	502,215
Siemens Financieringsmaatschappij NV 2.875%, 03/11/2041(a)	305	301,541

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	$61	$65,055
4.40%, 03/15/2024	39	42,531
4.95%, 09/15/2028	410	471,217

		2,490,074

Communications - Media – 6.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.50%, 06/01/2041	505	485,098
Charter Communications Operating LLC/Charter Communications Operating Capital 3.70%, 04/01/2051	225	212,413
5.125%, 07/01/2049	309	353,221
5.375%, 05/01/2047	519	608,304
Comcast Corp. 2.45%, 08/15/2052	57	49,304
2.80%, 01/15/2051	135	125,217
3.25%, 11/01/2039	568	588,596
3.90%, 03/01/2038	215	242,425
4.049%, 11/01/2052	44	50,474
4.60%, 10/15/2038	85	103,414
4.65%, 07/15/2042	498	610,847
4.70%, 10/15/2048	108	135,235
6.45%, 03/15/2037	436	625,560
Fox Corp. 3.05%, 04/07/2025	23	24,601
3.50%, 04/08/2030	180	193,324
4.709%, 01/25/2029	455	528,141
5.576%, 01/25/2049	526	677,009
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028	93	107,261
Omnicom Group, Inc. 2.60%, 08/01/2031	210	209,565
4.20%, 06/01/2030	629	709,034
Prosus NV 3.68%, 01/21/2030(a)	210	219,817
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	387,242
Thomson Reuters Corp. 5.65%, 11/23/2043	280	359,870
Time Warner Entertainment Co. LP 8.375%, 03/15/2023	987	1,126,809
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044	775	896,396
ViacomCBS, Inc. 3.50%, 01/15/2025	21	22,631

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.70%, 06/01/2028	$520	$568,428
4.20%, 05/19/2032	225	250,920
4.95%, 01/15/2031	337	396,602
Walt Disney Co. (The) 3.00%, 09/15/2022	265	274,622
3.35%, 03/24/2025	131	142,704
4.00%, 10/01/2023	40	43,272
5.40%, 10/01/2043	180	243,065
6.15%, 02/15/2041	110	159,140
6.40%, 12/15/2035	161	230,288
8.875%, 04/26/2023	125	145,433
Weibo Corp. 3.50%, 07/05/2024	373	391,370

		12,497,652

Communications - Telecommunications – 4.1%
AT&T, Inc. 2.75%, 06/01/2031	355	354,776
3.30%, 02/01/2052	135	122,800
3.50%, 09/15/2053(a)	1,174	1,083,402
3.55%, 09/15/2055(a)	390	359,389
3.65%, 06/01/2051	384	370,525
3.80%, 12/01/2057(a)	120	114,551
4.30%, 02/15/2030	277	312,281
4.35%, 03/01/2029	370	419,754
6.55%, 01/15/2028	130	159,305
Corning, Inc. 4.75%, 03/15/2042	465	551,416
Rogers Communications, Inc. 4.50%, 03/15/2043	4	4,535
T-Mobile USA, Inc. 3.875%, 04/15/2030(a)	999	1,090,139
Verizon Communications, Inc. 0.75%, 03/22/2024	505	507,192
2.55%, 03/21/2031	201	201,709
3.40%, 03/22/2041	405	414,570
4.00%, 03/22/2050	244	266,663
4.272%, 01/15/2036	586	673,666
4.50%, 08/10/2033	685	806,724
4.862%, 08/21/2046	571	706,841

		8,520,238

Consumer Cyclical - Automotive – 2.8%
BMW US Capital LLC 3.90%, 04/09/2025(a)	378	418,276
General Motors Co. 5.95%, 04/01/2049	95	123,056

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 2.40%, 04/10/2028	$930	$932,176
3.50%, 11/07/2024	513	552,486
4.15%, 06/19/2023	116	123,894
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)	824	875,212
Hyundai Capital America 5.875%, 04/07/2025(a)	160	184,966
Lear Corp. 3.50%, 05/30/2030	40	42,372
3.80%, 09/15/2027	406	445,869
Nissan Motor Acceptance Corp. 2.75%, 03/09/2028(a)	205	205,972
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	285	312,115
Toyota Motor Credit Corp. 0.40%, 04/06/2023	415	416,606
1.15%, 05/26/2022	573	578,627
2.90%, 03/30/2023	364	382,094
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)	285	308,171

		5,901,892

Consumer Cyclical - Other – 1.8%
Las Vegas Sands Corp. 2.90%, 06/25/2025	695	721,097
3.20%, 08/08/2024	191	200,281
3.90%, 08/08/2029	312	325,603
Lennar Corp. 4.75%, 11/29/2027	440	508,900
Marriott International, Inc./MD 3.60%, 04/15/2024	213	226,834
3.75%, 10/01/2025	195	209,898
Series EE
5.75%, 05/01/2025	376	433,024
MDC Holdings, Inc. 2.50%, 01/15/2031	425	412,088
PulteGroup, Inc. 7.875%, 06/15/2032	215	305,513
Toll Brothers Finance Corp. 3.80%, 11/01/2029	380	405,658

		3,748,896

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 4.70%, 12/09/2035	230	277,757

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.2%
Advance Auto Parts, Inc. 3.90%, 04/15/2030	$890	$974,612
Costco Wholesale Corp. 2.30%, 05/18/2022	263	268,144
Dollar General Corp. 3.25%, 04/15/2023	61	63,915
Home Depot, Inc. (The) 5.875%, 12/16/2036	40	55,582
PVH Corp. 4.625%, 07/10/2025	152	168,807
Ralph Lauren Corp. 2.95%, 06/15/2030	995	1,036,173
Ross Stores, Inc. 4.70%, 04/15/2027	160	184,247
4.80%, 04/15/2030	115	132,964
5.45%, 04/15/2050	215	270,833
Target Corp. 2.90%, 01/15/2022	263	267,842
VF Corp. 2.40%, 04/23/2025	88	92,429
2.80%, 04/23/2027	101	107,884
2.95%, 04/23/2030	489	510,164
Walmart Inc. 2.55%, 04/11/2023	472	490,446

		4,624,042

Consumer Non-Cyclical – 9.5%
AbbVie, Inc. 4.05%, 11/21/2039	80	89,436
4.40%, 11/06/2042	360	416,862
4.70%, 05/14/2045	223	265,669
4.75%, 03/15/2045	118	141,436
4.875%, 11/14/2048	396	488,609
Altria Group, Inc. 3.40%, 05/06/2030	180	187,304
4.00%, 02/04/2061	300	274,842
4.80%, 02/14/2029	821	934,257
5.95%, 02/14/2049	190	233,827
AmerisourceBergen Corp. 0.737%, 03/15/2023	720	721,879
4.25%, 03/01/2045	165	185,252
Amgen, Inc. 4.663%, 06/15/2051	492	597,549
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	448	531,516
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 04/15/2048-06/01/2060	503	577,560
4.95%, 01/15/2042	490	591,807

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BAT Capital Corp. 2.259%, 03/25/2028	$317	$310,711
4.39%, 08/15/2037	333	343,080
4.906%, 04/02/2030	764	861,540
Biogen, Inc. 3.15%, 05/01/2050	535	488,492
Bristol-Myers Squibb Co. 3.55%, 08/15/2022	256	266,819
4.55%, 02/20/2048	418	514,512
Cardinal Health, Inc. 4.90%, 09/15/2045	315	371,290
Cigna Corp. 3.00%, 07/15/2023	71	74,593
4.80%, 08/15/2038	720	869,278
7.875%, 05/15/2027	53	70,745
CommonSpirit Health 4.35%, 11/01/2042	44	49,079
CVS Health Corp. 3.875%, 07/20/2025	308	341,209
4.78%, 03/25/2038	811	969,721
5.05%, 03/25/2048	115	141,528
5.125%, 07/20/2045	325	404,765
Gilead Sciences, Inc. 0.75%, 09/29/2023	271	271,347
4.15%, 03/01/2047	115	128,115
4.50%, 02/01/2045	80	93,138
4.75%, 03/01/2046	117	141,190
4.80%, 04/01/2044	385	465,912
5.65%, 12/01/2041	105	140,094
Keurig Dr Pepper, Inc. 0.75%, 03/15/2024	510	510,163
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	320	313,500
Kraft Heinz Foods Co. 4.25%, 03/01/2031	370	407,766
Leggett & Platt, Inc. 4.40%, 03/15/2029	511	575,907
Mylan, Inc. 4.20%, 11/29/2023	692	745,644
PepsiCo, Inc. 1.70%, 10/06/2021	271	272,371
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	420	458,384
Pfizer, Inc. 4.10%, 09/15/2038	190	221,954
4.125%, 12/15/2046	112	131,659
4.20%, 09/15/2048	116	138,144

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.40%, 05/15/2044	$205	$248,357
Smithfield Foods, Inc. 3.35%, 02/01/2022(a)	65	66,123
Sysco Corp. 5.95%, 04/01/2030	375	472,624
6.60%, 04/01/2050	250	372,062
Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	586	567,518
Universal Health Services, Inc. 2.65%, 10/15/2030(a)	497	485,648
Wyeth LLC 5.95%, 04/01/2037	264	367,359

		19,910,146

Energy – 9.5%
Boardwalk Pipelines LP 3.40%, 02/15/2031	140	145,096
4.80%, 05/03/2029	304	344,371
BP Capital Markets America, Inc. 2.939%, 06/04/2051	495	451,094
3.00%, 02/24/2050	670	619,897
Cenovus Energy, Inc. 4.40%, 04/15/2029	600	654,222
5.375%, 07/15/2025	141	160,221
Chevron USA, Inc. 4.20%, 10/15/2049	110	127,778
5.25%, 11/15/2043	160	210,189
6.00%, 03/01/2041	113	159,931
Devon Energy Corp. 5.60%, 07/15/2041	445	527,000
Diamondback Energy, Inc. 4.40%, 03/24/2051	300	314,751
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045	89	96,971
Enable Midstream Partners LP 4.40%, 03/15/2027	366	400,565
4.95%, 05/15/2028	63	70,383
5.00%, 05/15/2044	41	41,042
Enbridge Energy Partners LP 7.375%, 10/15/2045	290	431,262
Energy Transfer LP 3.90%, 07/15/2026	450	486,801
4.20%, 04/15/2027	47	51,398
5.35%, 05/15/2045	145	156,577
6.25%, 04/15/2049	653	781,125
Eni SpA 4.25%, 05/09/2029(a)	247	276,973

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LLC 3.70%, 01/31/2051	$130	$130,144
4.20%, 01/31/2050	647	695,777
4.80%, 02/01/2049	85	98,988
4.90%, 05/15/2046	45	52,992
EOG Resources, Inc. 4.375%, 04/15/2030	74	85,563
Exxon Mobil Corp. 4.114%, 03/01/2046	524	588,614
4.327%, 03/19/2050	220	256,936
Halliburton Co. 2.92%, 03/01/2030	580	582,001
Kinder Morgan Inc. 5.55%, 06/01/2045	480	584,770
Marathon Oil Corp. 6.60%, 10/01/2037	315	397,366
Marathon Petroleum Corp. 5.125%, 12/15/2026	596	702,553
6.50%, 03/01/2041	165	219,500
MPLX LP 4.125%, 03/01/2027	180	200,536
5.20%, 03/01/2047-12/01/2047	395	462,102
ONEOK, Inc. 2.75%, 09/01/2024	99	104,209
5.20%, 07/15/2048	328	374,966
6.35%, 01/15/2031	453	571,949
Ovintiv Exploration Inc. 5.375%, 01/01/2026	610	683,389
Pioneer Natural Resources Co. 2.15%, 01/15/2031	235	222,291
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	51	51,757
3.60%, 11/01/2024	461	491,002
4.50%, 12/15/2026	341	377,334
Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	452	489,019
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)	350	337,269
Shell International Finance BV 3.25%, 04/06/2050	390	390,936
3.75%, 09/12/2046	125	135,576
Suncor Energy, Inc. 6.50%, 06/15/2038	315	428,205
6.85%, 06/01/2039	215	300,527
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)	265	270,300

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Total Capital International SA 3.127%, 05/29/2050	$691	$664,079
TransCanada PipeLines Ltd. 4.75%, 05/15/2038	50	57,823
Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	648	684,936
3.95%, 05/15/2050	173	181,873
7.85%, 02/01/2026	325	414,148
Valero Energy Corp. 2.85%, 04/15/2025	394	415,658
7.50%, 04/15/2032	318	430,931
Williams Cos., Inc.(The) 6.30%, 04/15/2040	130	169,933

		19,813,599

Services – 2.8%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	400	384,592
2.70%, 02/09/2041	300	276,690
Amazon.com, Inc. 2.50%, 11/29/2022	625	643,662
4.25%, 08/22/2057	107	130,412
Booking Holdings, Inc. 4.625%, 04/13/2030	810	949,069
eBay, Inc. 2.75%, 01/30/2023	62	64,442
3.60%, 06/05/2027	421	464,847
Expedia Group, Inc. 2.95%, 03/15/2031(a)	405	402,712
6.25%, 05/01/2025(a)	33	38,401
Global Payments, Inc. 3.20%, 08/15/2029	375	395,235
IHS Markit Ltd. 4.00%, 03/01/2026(a)	76	84,130
Mastercard, Inc. 3.65%, 06/01/2049	175	194,994
3.85%, 03/26/2050	446	511,691
Moody’s Corp. 3.25%, 05/20/2050	177	175,490
5.25%, 07/15/2044	356	466,599
Verisk Analytics, Inc. 5.50%, 06/15/2045	486	634,813

		5,817,779

Technology – 7.7%
Analog Devices, Inc. 2.95%, 04/01/2025	36	38,542
5.30%, 12/15/2045	100	130,185

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Apple, Inc. 2.50%, 02/09/2022	$264	$268,137
2.55%, 08/20/2060	210	184,928
2.65%, 05/11/2050	170	157,865
4.45%, 05/06/2044	881	1,100,563
Autodesk, Inc. 3.50%, 06/15/2027	605	666,891
Baidu, Inc. 3.075%, 04/07/2025	265	279,244
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028	63	67,456
3.875%, 01/15/2027	342	374,705
Broadcom, Inc. 3.50%, 02/15/2041(a)	139	134,121
4.11%, 09/15/2028	596	657,281
5.00%, 04/15/2030	740	851,725
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(a)	546	627,616
6.02%, 06/15/2026(a)	513	612,394
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	705	703,858
Honeywell International, Inc. 0.483%, 08/19/2022	271	271,209
Infor, Inc. 1.75%, 07/15/2025(a)	95	96,804
Intel Corp. 4.75%, 03/25/2050	464	588,927
4.90%, 07/29/2045	195	249,789
International Business Machines Corp. 2.875%, 11/09/2022	365	379,323
4.25%, 05/15/2049	210	245,895
Lam Research Corp. 3.75%, 03/15/2026	142	158,611
Leidos, Inc. 4.375%, 05/15/2030(a)	486	542,852
Marvell Technology, Inc. 2.95%, 04/15/2031(a)	415	415,361
Microchip Technology, Inc. 3.922%, 06/01/2021	175	175,455
Micron Technology, Inc. 4.663%, 02/15/2030	455	523,605
Microsoft Corp. 2.375%, 02/12/2022	264	267,942
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)	956	1,157,544
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	24	25,348

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oracle Corp. 2.50%, 05/15/2022	$270	$275,143
2.875%, 03/25/2031	210	213,898
3.60%, 04/01/2050	586	577,573
3.85%, 04/01/2060	94	94,189
3.95%, 03/25/2051	213	221,810
4.00%, 11/15/2047	547	572,200
6.125%, 07/08/2039	254	341,389
QUALCOMM, Inc. 4.30%, 05/20/2047	447	532,896
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	373,311
Texas Instruments, Inc. 1.85%, 05/15/2022	265	268,954
VMware, Inc. 3.90%, 08/21/2027	591	655,295

		16,080,834

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	131	140,480
Southwest Airlines Co. 5.25%, 05/04/2025	685	784,757

		925,237

Transportation - Services – 0.6%
ENA Master Trust 4.00%, 05/19/2048(a)	370	372,266
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	145	159,052
FedEx Corp. 4.05%, 02/15/2048	151	164,791
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	323,607
4.20%, 04/01/2027(a)	117	131,627

		1,151,343

		106,750,807

Financial Institutions – 37.0%
Banking – 23.9%
American Express Co. 2.50%, 08/01/2022	472	484,012
Series B 3.622% (LIBOR 3 Month + 3.43%), 08/15/2021(b)(c)	26	26,021
Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(b)(c)	59	58,707

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Banco de Credito del Peru 3.125%, 07/01/2030(a)	$304	$299,060
Banco Santander SA 2.749%, 12/03/2030	400	388,448
5.179%, 11/19/2025	600	685,902
Bank of America Corp. 2.592%, 04/29/2031	605	609,689
2.687%, 04/22/2032	630	636,924
2.831%, 10/24/2051	300	277,056
2.884%, 10/22/2030	560	581,118
3.97%, 03/05/2029	620	691,635
3.974%, 02/07/2030	420	468,665
4.078%, 04/23/2040	510	576,749
4.271%, 07/23/2029	827	938,827
Series L 3.95%, 04/21/2025	759	834,847
Series X 6.25%, 09/05/2024(b)	175	195,349
Series Z 6.50%, 10/23/2024(b)	53	60,894
Bank of New York Mellon Corp. (The) Series E 3.607% (LIBOR 3 Month + 3.42%), 06/20/2021(b)(c)	294	294,485
Series G 4.70%, 09/20/2025(b)	148	163,354
Barclays PLC 3.811%, 03/10/2042	245	244,432
5.20%, 05/12/2026	435	494,230
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	359,968
BBVA USA 3.875%, 04/10/2025	481	527,166
BNP Paribas SA 2.219%, 06/09/2026(a)	365	375,315
2.871%, 04/19/2032(a)	520	523,983
BPCE SA 5.15%, 07/21/2024(a)	200	223,866
Capital One Financial Corp. 3.65%, 05/11/2027	345	381,815
3.75%, 03/09/2027	533	592,280
Citigroup, Inc. 2.561%, 05/01/2032	485	484,583
3.875%, 02/18/2026(b)	204	205,061
4.412%, 03/31/2031	239	273,622
4.45%, 09/29/2027	1,864	2,119,461
5.50%, 09/13/2025	512	599,742

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series W 4.00%, 12/10/2025(b)	$228	$231,267
Citizens Financial Group, Inc. 2.638%, 09/30/2032(a)	316	307,841
Commonwealth Bank of Australia 3.305%, 03/11/2041(a)	305	299,849
Cooperatieve Rabobank UA 3.75%, 07/21/2026	525	574,838
Credit Suisse Group AG 1.305%, 02/02/2027(a)	250	243,803
4.194%, 04/01/2031(a)	937	1,035,441
Danske Bank A/S 1.621%, 09/11/2026(a)	556	552,097
Deutsche Bank AG/New York NY 3.30%, 11/16/2022	334	346,882
3.95%, 02/27/2023	635	669,773
3.961%, 11/26/2025	555	601,676
Discover Bank 4.682%, 08/09/2028	385	410,025
Discover Financial Services 4.10%, 02/09/2027	670	749,120
DNB Bank ASA 6.50%, 03/26/2022(a)(b)	200	208,266
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032	520	522,340
3.50%, 04/01/2025	138	150,145
3.75%, 05/22/2025	225	246,834
3.80%, 03/15/2030	979	1,085,985
4.223%, 05/01/2029	482	545,585
4.25%, 10/21/2025	325	364,263
4.411%, 04/23/2039	148	173,870
5.95%, 01/15/2027	40	48,471
HSBC Holdings PLC 2.013%, 09/22/2028	285	282,569
3.973%, 05/22/2030	342	374,237
4.041%, 03/13/2028	422	465,972
4.25%, 08/18/2025	632	698,164
4.95%, 03/31/2030	205	241,793
6.875%, 06/01/2021(b)	205	205,912
ING Groep NV 2.727%, 04/01/2032	510	515,936
6.875%, 04/16/2022(a)(b)	200	208,780
Intesa Sanpaolo SpA Series XR 3.25%, 09/23/2024(a)	911	970,543
JPMorgan Chase & Co. 1.953%, 02/04/2032	600	570,786

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

2.525%, 11/19/2041	$280	$255,447
2.58%, 04/22/2032	415	416,772
2.956%, 05/13/2031	1,614	1,661,193
3.625%, 12/01/2027	335	367,214
3.882%, 07/24/2038	740	819,705
8.00%, 04/29/2027	530	719,517
Series I 3.656% (LIBOR 3 Month + 3.47%), 07/30/2021(b)(c)	127	127,544
Series Q 5.15%, 05/01/2023(b)	135	140,345
Series V 3.522% (LIBOR 3 Month + 3.32%), 07/01/2021(b)(c)	62	61,994
Series Z 3.976% (LIBOR 3 Month + 3.80%), 08/01/2021(b)(c)	107	107,423
Lloyds Banking Group PLC 4.50%, 11/04/2024	592	657,706
Macquarie Group Ltd. 1.34%, 01/12/2027(a)	326	321,498
Manufacturers & Traders Trust Co. 2.50%, 05/18/2022	315	321,851
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 03/27/2024(a)	1,295	1,415,733
Morgan Stanley 1.593%, 05/04/2027	730	733,154
2.188%, 04/28/2026	143	148,704
3.622%, 04/01/2031	145	158,824
3.95%, 04/23/2027	345	385,634
Series F 3.875%, 04/29/2024	55	60,042
Series G 4.431%, 01/23/2030	540	622,798
Series H 3.794% (LIBOR 3 Month + 3.61%), 07/15/2021(b)(c)	145	145,595
Natwest Group PLC Series U 2.523% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)	300	297,963
PNC Bank NA 2.028%, 12/09/2022	390	393,978
PNC Financial Services Group, Inc. (The) Series O 6.75%, 08/01/2021(b)	288	291,669

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 4.40%, 07/13/2027	$1,467	$1,635,221
Societe Generale SA 4.25%, 04/14/2025(a)	243	263,640
4.75%, 11/24/2025(a)	200	222,364
Standard Chartered PLC 1.456%, 01/14/2027(a)	345	338,790
State Street Corp. 2.653%, 05/15/2023	315	322,516
Sumitomo Mitsui Financial Group, Inc. 2.142%, 09/23/2030	491	465,164
Truist Financial Corp.
Series P 4.95%, 09/01/2025(b)	993	1,092,975
Series Q 5.10%, 03/01/2030(b)	197	219,746
UBS Group AG 7.125%, 08/10/2021(a)(b)	205	208,145
UniCredit SpA 2.569%, 09/22/2026(a)	360	362,866
Wells Fargo & Co. 3.90%, 03/15/2026(b)	745	762,403
4.478%, 04/04/2031	910	1,053,416
5.606%, 01/15/2044	560	729,232
Series G 4.30%, 07/22/2027	1,251	1,418,934
Western Union Co. (The) 2.75%, 03/15/2031	500	485,195

		49,793,239

Brokerage – 0.6%
Charles Schwab Corp. (The)
Series G 5.375%, 06/01/2025(b)	221	247,067
Series I 4.00%, 06/01/2026(b)	605	624,015
Jefferies Financial Group, Inc. 5.50%, 10/18/2023	454	490,402

		1,361,484

Finance – 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.15%, 02/15/2024	179	187,646
Air Lease Corp. 2.875%, 01/15/2026	200	208,296
3.25%, 03/01/2025	179	189,989
3.625%, 04/01/2027	19	20,252
4.625%, 10/01/2028	351	391,582

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(a)	$674	$661,538
4.25%, 06/15/2026	21	22,683
5.25%, 08/11/2025(a)	210	232,657
Aviation Capital Group LLC 1.95%, 01/30/2026(a)	179	175,796
3.875%, 05/01/2023(a)	215	224,714
4.375%, 01/30/2024(a)	230	245,118
GE Capital Funding LLC 4.40%, 05/15/2030(a)	540	614,914
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035	275	316,316
Synchrony Financial 3.70%, 08/04/2026	669	726,735
4.25%, 08/15/2024	58	63,340
5.15%, 03/19/2029	245	284,658

		4,566,234

Insurance – 5.0%
Aetna, Inc. 3.875%, 08/15/2047	175	186,767
Alleghany Corp. 3.625%, 05/15/2030	885	963,455
Allstate Corp. (The) Series B 5.75%, 08/15/2053	582	622,746
American International Group, Inc. 3.75%, 07/10/2025	392	431,671
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	395	411,290
Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	210	207,459
Hartford Financial Services Group, Inc. (The) Series ICON 2.319% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(c)	435	418,074
Humana, Inc. 4.50%, 04/01/2025	378	425,685
Massachusetts Mutual Life Insurance Co. 5.077%, 02/15/2069(a)	170	199,464
MassMutual Global Funding II 0.60%, 04/12/2024(a)	420	419,794
0.85%, 06/09/2023(a)	270	272,354
Met Tower Global Funding 0.70%, 04/05/2024(a)	715	715,422
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	208,377

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

MetLife, Inc.
Series C 3.759% (LIBOR 3 Month + 3.58%), 06/01/2021(b)(c)	$68	$68,045
Series D 5.875%, 03/15/2028(b)	170	195,048
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	201,049
New York Life Insurance Co. 4.45%, 05/15/2069(a)	180	217,573
Nippon Life Insurance Co. 2.75%, 01/21/2051(a)	490	474,139
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	120,843
Prudential Financial, Inc. 5.20%, 03/15/2044	437	468,066
5.375%, 05/15/2045	260	286,343
5.625%, 06/15/2043	474	512,968
5.875%, 09/15/2042	235	248,759
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	897	938,235
UnitedHealth Group, Inc. 2.375%, 10/15/2022	490	505,033
2.875%, 03/15/2022	212	215,424
Voya Financial, Inc. 5.65%, 05/15/2053	470	502,989

		10,437,072

REITS – 5.3%
American Homes 4 Rent LP 4.25%, 02/15/2028	5	5,560
American Tower Corp. 3.125%, 01/15/2027	275	293,483
5.00%, 02/15/2024	525	584,435
Boston Properties LP 2.55%, 04/01/2032	821	794,219
Brixmor Operating Partnership LP 2.25%, 04/01/2028	610	604,662
EPR Properties 5.25%, 07/15/2023	120	125,155
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	323	364,509
5.375%, 04/15/2026	114	129,030
Host Hotels & Resorts LP
Series E 4.00%, 06/15/2025	263	282,551
Series I 3.50%, 09/15/2030	491	505,509

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kilroy Realty LP 3.45%, 12/15/2024	$40	$42,745
Kimco Realty Corp. 2.80%, 10/01/2026	95	100,651
Office Properties Income Trust 4.50%, 02/01/2025	350	375,469
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025	108	117,789
5.25%, 01/15/2026	808	924,239
Public Storage 0.48% (SOFR + 0.47%), 04/23/2024(c)	415	415,266
Regency Centers LP 3.60%, 02/01/2027	178	195,189
3.70%, 06/15/2030	230	251,388
3.75%, 06/15/2024	33	35,452
4.125%, 03/15/2028	195	215,726
Rexford Industrial Realty LP 2.125%, 12/01/2030	210	199,771
Sabra Health Care LP 4.80%, 06/01/2024	710	778,487
5.125%, 08/15/2026	565	634,263
SITE Centers Corp. 4.70%, 06/01/2027	365	404,716
Spirit Realty LP 3.20%, 02/15/2031	385	396,342
4.00%, 07/15/2029	132	144,609
4.45%, 09/15/2026	238	265,529
Ventas Realty LP 3.50%, 02/01/2025	161	174,603
3.85%, 04/01/2027	120	133,477
4.125%, 01/15/2026	23	25,812
VEREIT Operating Partnership LP 2.85%, 12/15/2032	367	378,263
4.60%, 02/06/2024	1,036	1,134,151
WP Carey, Inc. 4.60%, 04/01/2024	44	48,323

		11,081,373

		77,239,402

Utility – 5.0%
Electric – 4.6%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(a)	215	240,034
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	200	206,665
Berkshire Hathaway Energy Co. 2.85%, 05/15/2051	272	251,197

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.25%, 10/15/2050	$361	$423,702
6.125%, 04/01/2036	100	137,019
Consolidated Edison Co. of New York, Inc. 4.45%, 03/15/2044	15	17,580
Dominion Energy, Inc. 3.90%, 10/01/2025	110	121,854
Duke Energy Carolinas LLC 3.45%, 04/15/2051	410	429,852
Duke Energy Corp. 4.20%, 06/15/2049	423	467,559
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	200	201,225
Enel Americas SA 4.00%, 10/25/2026	53	57,671
Enel Chile SA 4.875%, 06/12/2028	62	71,563
Entergy Arkansas LLC 3.35%, 06/15/2052	510	526,019
Entergy Louisiana LLC 0.62%, 11/17/2023	493	493,562
Exelon Corp. 3.497%, 06/01/2022	94	96,822
Florida Power & Light Co. 3.95%, 03/01/2048	642	748,097
Georgia Power Co. 4.30%, 03/15/2042	340	391,398
Kentucky Utilities Co. 3.30%, 06/01/2050	52	52,775
Monongahela Power Co. 3.55%, 05/15/2027(a)	489	533,514
National Rural Utilities Cooperative Finance Corp. 0.35%, 02/08/2024	600	598,650
3.40%, 11/15/2023	275	293,059
Nevada Power Co. Series EE 3.125%, 08/01/2050	215	213,564
NextEra Energy Capital Holdings, Inc. 0.452% (LIBOR 3 Month + 0.27%), 02/22/2023(c)	505	505,061
2.75%, 05/01/2025	75	79,984
5.65%, 05/01/2079	194	225,215
Public Service Enterprise Group, Inc. 8.625%, 04/15/2031(a)	388	565,653
Southern California Edison Co. 0.70%, 04/03/2023	500	500,930

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southern Co. (The) Series A 3.70%, 04/30/2030	$440	$480,511
Southern Power Co. Series F 4.95%, 12/15/2046	77	89,152
Virginia Electric & Power Co. 8.875%, 11/15/2038	273	478,250

		9,498,137

Natural Gas – 0.4%
GNL Quintero SA 4.634%, 07/31/2029(a)	200	218,537
NiSource, Inc. 5.65%, 02/01/2045	60	79,231
ONE Gas, Inc. 0.85%, 03/11/2023	605	605,442

		903,210

		10,401,347

Total Corporates - Investment Grade (cost $190,766,945)		194,391,556

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Chile – 0.4%
Corp. Nacional del Cobre de Chile 3.70%, 01/30/2050(a)	200	202,163
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	375,812
Empresa Nacional del Petroleo 3.75%, 08/05/2026(a)	200	209,700

		787,675

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)	225	266,338

Mexico – 0.4%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	321	308,060
Petroleos Mexicanos
6.50%, 01/23/2029	240	243,660
6.75%, 09/21/2047	140	123,900
6.95%, 01/28/2060	169	148,597
7.69%, 01/23/2050	80	77,000

		901,217

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Panama – 0.2%
Aeropuerto Internacional de Tocumen SA 5.625%, 05/18/2036(a)	$200	$210,663
Empresa de Transmision Electrica SA 5.125%, 05/02/2049(a)	246	269,862

		480,525

Peru – 0.3%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	560	532,105

Total Quasi-Sovereigns (cost $2,911,343)		2,967,860

CORPORATES - NON-INVESTMENT GRADE – 1.1%
Industrial – 0.9%
Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	395	409,813

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 11.50%, 04/01/2023(a)	379	435,289

Consumer Non-Cyclical – 0.1%
Newell Brands, Inc. 4.35%, 04/01/2023	191	201,161

Energy – 0.4%
EQM Midstream Partners LP 4.75%, 07/15/2023	100	104,700
Occidental Petroleum Corp. 2.90%, 08/15/2024	319	318,250
3.50%, 08/15/2029	55	52,558
Western Midstream Operating LP 4.65%, 07/01/2026	81	86,811
5.45%, 04/01/2044	149	156,940

		719,259

		1,765,522

Financial Institutions – 0.2%
REITS – 0.2%
Diversified Healthcare Trust 4.75%, 02/15/2028	407	409,450

Total Corporates - Non-Investment Grade (cost $2,023,010)		2,174,972

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.9%
Colombia – 0.4%
Colombia Government International Bond
3.125%, 04/15/2031	$562	$549,285
5.20%, 05/15/2049	200	217,975

		767,260

Mexico – 0.3%
Mexico Government International Bond 3.90%, 04/27/2025	285	316,136
4.60%, 01/23/2046	200	205,787
4.75%, 03/08/2044	150	158,888

		680,811

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	53	54,434

Qatar – 0.2%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	279,699

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	62,546

Total Governments - Sovereign Bonds (cost $1,718,569)		1,844,750

Total Investments – 96.5% (cost $197,419,867)		201,379,138
Other assets less liabilities – 3.5%		7,366,335

Net Assets – 100.0%		$208,745,473

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	3	June 2021	$662,274	$(566)
U.S. T-Note 5 Yr (CBT) Futures	12	June 2021	1,487,250	609
U.S. T-Note 10 Yr (CBT) Futures	4	June 2021	528,125	(8,873)
U.S. Ultra Bond (CBT) Futures	45	June 2021	8,365,781	(71,918)

Sold Contracts
U.S. 10 Yr Ultra Futures	28	June 2021	4,075,313	477
U.S. Long Bond (CBT) Futures	4	June 2021	629,000	13,463

				$(66,808)

32 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 36, 5 Year Index, 06/20/2026*	1.00%	Quarterly	0.50%	USD	3,280	$85,118	$70,157	$14,961

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,170	09/09/2021	1.132%	3 Month LIBOR	Semi-Annual/ Quarterly	$(5,488)	$	– 0	–	$(5,488)
USD	1,070	03/27/2022	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	(19,859)		– 0	–	(19,859)
USD	60	11/04/2044	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	12,573		– 0	–	12,573
USD	60	05/05/2045	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	6,762		– 0	–	6,762
USD	60	06/02/2046	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	2,046		– 0	–	2,046
USD	690	07/15/2046	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	(36,445)		– 0	–	(36,445)
USD	270	09/02/2046	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	(17,713)		– 0	–	(17,713)
USD	50	11/02/2046	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	716		– 0	–	716

						$(57,408)	$	– 0	–	$(57,408)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $35,886,843 or 17.2% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021

Assets
Investments in securities, at value (cost $197,419,867)	$201,379,138
Cash	6,448,533
Cash collateral due from broker	493,345
Interest receivable	1,699,491
Receivable for shares of beneficial interest sold	489,017
Receivable for variation margin on centrally cleared swaps	267

Total assets	210,509,791

Liabilities
Payable for investment securities purchased	1,011,305
Dividends payable	497,837
Payable for shares of beneficial interest redeemed	203,300
Payable for variation margin on futures	6,069
Other liabilities	45,807

Total liabilities	1,764,318

Net Assets	$208,745,473

Composition of Net Assets
Shares of beneficial interest, at par	$177
Additional paid-in capital	204,357,712
Distributable earnings	4,387,584

Net Assets	$208,745,473

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 17,657,675 common shares outstanding)	$11.82

See notes to financial statements.

34 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2021

Investment Income
Interest	$5,027,508
Other income	750

Total investment income		$5,028,258

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		3,405,282
Futures		(389,133)
Swaps		98,351
Net change in unrealized appreciation/depreciation of:
Investments(b)		1,641,363
Futures		(532,918)
Swaps		(363,645)

Net gain on investment transactions		3,859,300

Net Increase in Net Assets from Operations		$8,887,558

(a)	Net of foreign capital gains taxes of $38,151.

(b)	Net of increase in accrued foreign capital gains taxes of $6,447.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2021	Year Ended April 30, 2020
Increase in Net Assets from Operations
Net investment income	$5,028,258	$4,935,479
Net realized gain on investment transactions	3,114,500	4,092,280
Net change in unrealized appreciation/depreciation of investments	744,800	992,946

Net increase in net assets from operations	8,887,558	10,020,705
Distribution to Shareholders	(9,415,691)	(5,640,743)
Transactions in Shares of Beneficial Interest
Net increase	94,818,239	11,394,931

Total increase	94,290,106	15,774,893
Net Assets
Beginning of period	114,455,367	98,680,474

End of period	$208,745,473	$114,455,367

See notes to financial statements.

36 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

abfunds.com	AB CORPORATE INCOME SHARES | 37

NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

38 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

abfunds.com	AB CORPORATE INCOME SHARES | 39

NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$194,391,556		$	– 0	–	$194,391,556
Quasi-Sovereigns		– 0	–	2,967,860			– 0	–	2,967,860
Corporates – Non-Investment Grade		– 0	–	2,174,972			– 0	–	2,174,972
Governments – Sovereign Bonds		– 0	–	1,844,750			– 0	–	1,844,750

Total Investments in Securities		– 0	–	201,379,138			– 0	–	201,379,138
Other Financial Instruments(a):
Assets:
Futures		14,549		– 0	–		– 0	–	14,549	(b)
Centrally Cleared Credit Default Swaps		– 0	–	85,118			– 0	–	85,118	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	22,097			– 0	–	22,097	(b)
Liabilities:
Futures		(81,357)		– 0	–		– 0	–	(81,357	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(79,505)			– 0	–	(79,505	)(b)

Total		$(66,808)		$201,406,848		$	– 0	–	$201,340,040

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

40 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

abfunds.com	AB CORPORATE INCOME SHARES | 41

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$153,492,083		$68,173,913
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$197,558,826

Gross unrealized appreciation	$6,495,122
Gross unrealized depreciation	(2,735,544)

Net unrealized appreciation	$3,759,578

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2021, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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NOTES TO FINANCIAL STATEMENTS (continued)

the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2021, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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NOTES TO FINANCIAL STATEMENTS (continued)

protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2021, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$14,549	*	Receivable/Payable for variation margin on futures	$81,357	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	14,961	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	22,097	*	Receivable/Payable for variation margin on centrally cleared swaps	79,505	*

Total		$51,607			$160,862

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(389,133)	$(532,918)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(9,762)	(331,851)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	108,113	(31,794)

Total		$(290,782)	$(896,563)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2021:

Futures:
Average notional amount of buy contracts	$11,449,732
Average notional amount of sale contracts	$3,295,574
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,430,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,395,385

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2021		Year Ended April 30, 2020

Shares sold	9,909,588		5,009,033	$120,804,388		$57,284,749

Shares issued in reinvestment of dividends and distributions	– 0	–	6	– 0	–	71

Shares redeemed	(2,149,225)		(3,990,723)	(25,986,149)		(45,889,889)

Net increase	7,760,363		1,018,316	$94,818,239		$11,394,931

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$7,513,033	$5,640,743
Net long-term capital gains	1,902,658	– 0	–

Total distributions paid	$9,415,691	$5,640,743

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$770,109
Undistributed capital gains	405,746
Unrealized appreciation/(depreciation)	3,748,351	(a)

Total accumulated earnings/(deficit)	$4,924,206	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.56	$ 11.11	$ 10.81	$ 11.14	$ 11.19

Income From Investment Operations

Net investment income(a)	.37	.44	.44	.39	.38

Net realized and unrealized gain (loss) on investment transactions	.55	.51	.30	(.33)	(.04)

Net increase in net asset value from operations	.92	.95	.74	.06	.34

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.45)	(.44)	(.39)	(.39)

Distributions from net realized gain on investment transactions	(.28)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.50)	(.44)	(.39)	(.39)

Net asset value, end of period	$ 11.82	$ 11.56	$ 11.11	$ 10.81	$ 11.14

Total Return

Total investment return based on net asset value(b)*	7.90%	8.65%	7.03%	.50%	3.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$208,745	$114,455	$98,680	$84,740	$74,191

Ratio to average net assets of:

Net investment income	3.02%	3.83%	4.06%	3.47%	3.43%

Portfolio turnover rate	43%	87%	140%	73%	79%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended April 30, 2017 by .01%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares

and Shareholders of AB Corporate Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 25, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2021.

For foreign shareholders, 77.15% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $1,902,658 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Keegan and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

abfunds.com	AB CORPORATE INCOME SHARES | 59

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*

The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2016.

Tiffanie Wong 35	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2016. She is also Director of Investment Grade Credit.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS,** with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of

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the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

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Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

abfunds.com	AB CORPORATE INCOME SHARES | 75

NOTES

76 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0421

APR    04.30.21

ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 9, 2021

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the annual reporting period ended April 30, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	5.36%	13.32%

Bloomberg Barclays Municipal Bond Index	2.62%	7.75%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2021.

The Fund outperformed its benchmark during both periods. During the 12-month period, the Fund’s overweight to municipal credit contributed, relative to the benchmark. Security selection within the public-education sector contributed, while selection in electric utility detracted. An overweight to taxable municipal also detracted.

For the six-month period, the Fund’s overweight to municipal credit contributed. Security selection within the toll roads/transit sector contributed, while selection in tax-supported local lease detracted. An overweight to taxable municipal also detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2021, the municipal market began its rather swift recovery following the single-worst month of outflows in municipal market history in March 2020, as investors ran to cash, prompting $42.5 billion dollars in outflows from muni mutual funds. The municipal market began to stabilize after this historic sell-off and finished the year with eight consecutive months of inflows, totaling $40.9 billion for 2020, as investors sought relatively attractive after-tax yields. The asset

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class showed a tremendous amount of resiliency, bouncing back from its March drawdown to post a return of 5.2% in 2020.

So far in 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 72 basis points (“b.p.”) in 2021, to 1.64% as of April 30, 2021. On the bright side for muni investors is that the 10-year AAA municipal bond yield rose just 28 b.p. to 0.99% in the same period—less than half as much as the 10-year Treasury. Through April, municipals posted positive absolute returns of 0.48%, and higher returns, relative to other fixed-income asset classes, such as US Treasuries and US investment-grade corporates, which both posted negative returns. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. During the first four months of 2021, investors poured $42 billion into the market, on pace for a new calendar-year record, and marked 12 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the first four months of the year as BBB-rated and high-yield credit spreads compressed—53 b.p. and 71 b.p., respectively—leading to outperformance by those credit indices versus high-grade counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections, as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First, the CARES Act supplied a much needed $347 billion to issuers, and this has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for various municipal sectors. Finally, the American Rescue Plan Act of 2021 supplied $649 billion for issuers. Public rating agencies reacted to the positive credit trends, evidenced by S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and local government, school districts, mass transit, airports, toll roads and specific issuers such as the state of Illinois.

The underlying goal of the Fund is to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

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The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 16.62% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in

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(continued on next page)

materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

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DISCLOSURES AND RISKS (continued)

economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate

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DISCLOSURES AND RISKS (continued)

sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/12/20171 TO 4/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Impact Municipal Income Shares (from 9/12/20171 to 4/30/2021) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/12/2017.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

NAV Returns

1 Year	13.32%

Since Inception[1]	5.59%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

NAV Returns

1 Year	8.19%

Since Inception[1]	5.33%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,053.60	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $458.2

1

All data are as of April 30, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.0%
Long-Term Municipal Bonds – 92.0%
American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 6.00%, 09/01/2023(a)	$1,210	$1,280,919

Arizona – 2.4%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) 4.00%, 02/01/2050	4,500	5,184,740
5.00%, 02/01/2034-02/01/2035	2,400	3,105,564
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) 5.00%, 07/01/2040-07/01/2054(a)	2,315	2,592,449

		10,882,753

California – 6.9%
Alameda Corridor Transportation Authority Series 2016A 5.00%, 10/01/2022	725	771,256
Series 2016B 5.00%, 10/01/2035-10/01/2036	2,095	2,474,778
California Educational Facilities Authority (Mount St. Mary’s University, Inc.) Series 2018A 5.00%, 10/01/2036-10/01/2046	3,155	3,852,843
California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020I 5.00%, 08/01/2050-08/01/2055	2,200	2,682,178
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2018C 0.458% (LIBOR 1 Month + 0.38%), 08/01/2047(b)	2,000	2,000,160
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021A 5.00%, 12/01/2036-12/01/2054(a)	2,840	3,208,673

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Healthright 360) Series 2019A 5.00%, 11/01/2039-11/01/2049(a)	$5,275	$5,811,613
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2054(a)	850	951,869
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	250	270,068
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2048-06/01/2056(a)	2,085	2,282,430
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2048(a)	3,750	4,122,069
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 5.00%, 07/01/2040-07/01/2050(a)	1,125	1,259,811
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	1,000	1,195,674
Coalinga-Huron Joint Unified School District BAM Series 2018B 5.00%, 08/01/2048	500	618,588
Port of Los Angeles Series 2014A 5.00%, 08/01/2021	355	359,035

		31,861,045

Colorado – 0.7%
Denver Health & Hospital Authority Series 2019A 4.00%, 12/01/2038-12/01/2040	2,770	3,205,957

Connecticut – 1.0%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2025	525	617,849

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BAM Series 2018C 5.00%, 07/15/2036-07/15/2038	$1,620	$1,986,070
BAM Series 2019A 5.00%, 02/01/2035	1,500	1,861,338

		4,465,257

District of Columbia – 1.6%
District of Columbia (Gallaudet University) 5.00%, 04/01/2046-04/01/2051	2,965	3,743,052
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042	785	921,832
Series 2017B 5.00%, 07/01/2037	625	741,462
District of Columbia (KIPP DC Public Charter Schools) 4.00%, 07/01/2039	1,000	1,122,157
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/2035	820	980,487

		7,508,990

Florida – 2.5%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040-06/01/2050	2,610	2,808,789
Pinellas County School Board (Pinellas County School Board COP) Series 2021A 5.00%, 07/01/2027-07/01/2030	3,295	4,261,850
School District of Broward County/FL (Broward County School Board/FL COP) Series 2017B 5.00%, 07/01/2032	500	614,354
Series 2019B 5.00%, 07/01/2029	2,750	3,582,110

		11,267,103

Georgia – 0.1%
Atlanta Development Authority (The) (Atlanta Development Authority Lease) Series 2017 2.061%, 12/01/2021	230	232,479

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 7.8%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) 5.00%, 12/01/2051	$5,085	$6,046,331
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,803,710
Series 2020A 5.00%, 12/01/2045-12/01/2055	12,510	15,366,330
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	656,325
BAM Series 2017 5.00%, 12/01/2047	620	726,403
Illinois Finance Authority (University of Illinois) Series 2020I 4.00%, 10/01/2040-10/01/2050	6,250	7,104,708

		35,703,807

Indiana – 0.8%
Muncie Sanitary District AGM Series 2021A 5.00%, 01/01/2029-07/01/2030	2,705	3,490,661

Kansas – 0.1%
Seward County Unified School District No. 480 Liberal Series 2017B 5.00%, 09/01/2028 (Pre-refunded/ETM)	555	663,564

Maryland – 0.6%
Maryland Economic Development Corp. (Bowie State University) 4.00%, 07/01/2050	1,200	1,320,667
Maryland Economic Development Corp. (Morgan State University) 5.00%, 07/01/2050	1,250	1,497,554

		2,818,221

Massachusetts – 4.1%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015D 5.00%, 07/01/2044	7,165	8,081,720

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016E 5.00%, 07/01/2037	$765	$891,339
Series 2017F 5.00%, 07/01/2030	1,475	1,789,210
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2036-07/01/2044	4,895	5,983,858
AGM Series 2020C 4.00%, 10/01/2045	1,090	1,263,354
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017A 4.00%, 01/01/2032	825	970,159

		18,979,640

Michigan – 13.9%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	1,103,745
City of Detroit MI 5.00%, 04/01/2026-04/01/2037	6,090	7,138,285
Series 2021A 4.00%, 04/01/2040	1,050	1,175,242
5.00%, 04/01/2033-04/01/2050	7,150	8,694,672
Detroit City School District Series 2020A 5.00%, 05/01/2036-05/01/2040	4,940	6,344,407
AGM Series 2005A 5.25%, 05/01/2030	9,260	12,599,797
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,845,657
Ferris State University Series 2019A 5.00%, 10/01/2024-10/01/2026	6,185	7,363,302
Flint Hospital Building Authority (Hurley Medical Center) 4.00%, 07/01/2041	3,500	3,775,937
5.00%, 07/01/2031	2,405	2,904,343
Flint Public Library AGM 3.00%, 05/01/2029-05/01/2030	2,260	2,531,147
Grand Rapids Public Schools AGM 5.00%, 11/01/2040	1,800	2,259,763
AGM Series 2017 5.00%, 05/01/2027	200	250,675

18 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Great Lakes Water Authority Water Supply System Revenue Series 2016B 5.00%, 07/01/2046	$1,225	$1,451,521
Series 2016C 5.00%, 07/01/2026	695	849,560
Series 2020B 5.00%, 07/01/2045-07/01/2049	2,650	3,285,987

		63,574,040

Minnesota – 1.5%
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) 5.00%, 09/01/2055	5,000	5,879,136
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018A 5.00%, 06/15/2048(a)	1,000	1,063,437

		6,942,573

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	226,908

New Jersey – 6.0%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) 4.00%, 07/15/2040-07/15/2050(a)	4,360	4,837,368
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018A 5.00%, 07/01/2050	1,000	1,139,802
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) 4.00%, 11/01/2044	5,500	6,210,315
5.00%, 11/01/2044	6,925	8,418,333
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,170	1,342,025

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	$3,205	$3,696,520
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 06/15/2027-06/15/2042	1,645	1,997,287

		27,641,650

New York – 14.0%
Build NYC Resource Corp. (Children’s Aid Society (The)) 4.00%, 07/01/2044-07/01/2049	1,150	1,302,599
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018A 5.50%, 05/01/2048(a)	500	568,514
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) 5.00%, 06/01/2052(a)	2,260	2,497,930
Series 2017A 5.00%, 06/01/2047(a)	725	802,815
City of Buffalo NY Series 2021B 5.00%, 04/01/2026	2,025	2,462,619
Metropolitan Transportation Authority 5.00%, 11/15/2030-11/15/2032	9,500	12,437,715
Series 2014D 5.00%, 11/15/2039	4,000	4,489,196
Series 2017C 5.00%, 11/15/2026-11/15/2033	7,875	9,696,633
Series 2018B 5.00%, 11/15/2026	2,160	2,654,554
Series 2019F 5.00%, 11/15/2022	2,000	2,143,224
Series 2020C 4.75%, 11/15/2045	7,085	8,532,130
Series 2021A 4.00%, 11/15/2042	2,500	2,894,835
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) 4.00%, 12/01/2046	6,945	7,927,622

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) 5.00%, 06/01/2040(a)	$1,265	$1,485,922
New York City Health and Hospitals Corp. (New York City Health & Hospital Corp. Lease) Series 2021A 5.00%, 02/15/2030	1,500	1,964,294
New York City Housing Development Corp. Series 2017E 1.50%, 05/01/2022	230	232,939
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032-08/01/2034	1,125	1,378,922
Series 2020 4.00%, 09/01/2045	500	567,758

		64,040,221

North Carolina – 1.2%
North Carolina Central University 4.00%, 04/01/2049	2,270	2,567,902
5.00%, 04/01/2044	2,500	3,026,758

		5,594,660

Ohio – 2.8%
American Municipal Power, Inc. Series 2019A 5.00%, 02/15/2044	2,150	2,650,702
Cleveland Department of Public Utilities Division of Water Series 2020F 5.00%, 01/01/2029	1,100	1,435,059
Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) 4.00%, 07/01/2051	1,100	1,273,628
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	5,057,946
5.25%, 02/15/2047	1,500	1,747,499
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019A 5.00%, 09/01/2049	690	772,071

		12,936,905

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 1.2%
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2024	$1,120	$1,287,660
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	3,365	4,120,599

		5,408,259

Oregon – 0.5%
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2019A 5.00%, 07/01/2028	605	777,287
Tri-County Metropolitan Transportation District of Oregon Series 2017A 5.00%, 10/01/2026	865	1,059,756
Series 2018A 5.00%, 10/01/2029	250	312,430

		2,149,473

Pennsylvania – 9.6%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025-07/15/2026	1,510	1,777,145
City of Philadelphia PA Water & Wastewater Revenue Series 2018A 5.00%, 10/01/2048	3,050	3,799,364
Series 2019B 5.00%, 11/01/2049	3,095	3,907,044
Series 2020A 5.00%, 11/01/2045	5,000	6,523,801
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	825	875,534
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032-07/01/2034	1,115	1,298,614

22 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036-05/01/2038	$4,010	$4,950,595
AGM Series 2017 5.00%, 12/01/2035	200	244,917
Philadelphia Authority for Industrial Development (Russell Byers Charter School)
5.00%, 05/01/2040	1,050	1,183,582
Pittsburgh Water & Sewer Authority AGM Series 2019A 5.00%, 09/01/2044	2,000	2,484,286
AGM Series 2020B 4.00%, 09/01/2045-09/01/2050	4,750	5,569,774
School District of the City of Erie (The)
AGM Series 2019A 5.00%, 04/01/2031	405	517,594
AGM Series 2019C 5.00%, 04/01/2028-04/01/2029	2,850	3,604,603
Southeastern Pennsylvania Transportation Authority
5.00%, 06/01/2029	3,120	4,066,024
State Public School Building Authority (Community College of Philadelphia Foundation)
BAM Series 2018 5.00%, 06/15/2021	1,000	1,005,356
Wilkes-Barre Area School District/PA BAM 5.00%, 04/15/2059	1,620	1,975,321

		43,783,554

Rhode Island – 2.2%
Providence Public Building Authority (City of Providence RI Lease)
AGM Series 2020A 5.00%, 09/15/2030-09/15/2031	8,000	9,970,557

Texas – 3.4%
City of Mission TX BAM 5.00%, 02/15/2028-02/15/2029	2,000	2,536,813
Dallas Independent School District Series 2021A 5.00%, 02/15/2025	10,000	11,742,293

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

El Paso County Hospital District Series 2017 5.00%, 08/15/2037	$370	$427,600
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 06/15/2048	735	755,862

		15,462,568

Utah – 1.7%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	4,170,608
Utah Transit Authority (Utah Transit Authority Sales Tax) AGM Series 2006C 5.25%, 06/15/2027	2,865	3,604,112

		7,774,720

Washington – 0.9%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	4,013,741

West Virginia – 1.1%
Morgantown Utility Board, Inc. BAM Series 2018B 5.00%, 12/01/2043	2,555	3,127,245
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2017A 5.00%, 06/01/2047	1,775	2,078,376

		5,205,621

Wisconsin – 3.1%
City of Milwaukee WI Sewerage System Revenue Series 2021S 5.00%, 06/01/2030-06/01/2031(c)	2,000	2,674,990
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	238,368

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) 5.00%, 03/15/2050	$1,175	$1,399,163
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	4,861,252
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) 5.00%, 06/01/2044	4,450	5,170,520

		14,344,293

Total Municipal Obligations (cost $397,070,871)		421,430,139

CORPORATES - INVESTMENT GRADE – 3.1%
Industrial – 1.7%
Consumer Cyclical - Other – 0.7%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	3,418,409

Consumer Non-Cyclical – 0.1%
YMCA of Greater New York Series 2018 3.985%, 08/01/2022	500	511,719

Other Industrial – 0.7%
Howard University Series 2020 2.516%, 10/01/2025	1,000	1,052,030
1.991%, 10/01/2025	1,000	1,027,900
2.291%, 10/01/2026	1,000	1,029,080

		3,109,010

Services – 0.2%
Bush Foundation 2.754%, 10/01/2050	1,000	962,322

		8,001,460

Financial Institutions – 1.4%
Finance – 1.4%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	957,189

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Low Income Investment Fund Series 2019 3.711%, 07/01/2029	$5,000	$5,218,619

		6,175,808

Total Corporates - Investment Grade (cost $13,767,000)		14,177,268

	Shares
SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $20,193,140)	20,193,140	20,193,140

Total Investments – 99.5% (cost $431,031,011)		455,800,547
Other assets less liabilities – 0.5%		2,380,563

Net Assets – 100.0%		$458,181,110

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $39,092,813 or 8.5% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 16.6% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

See notes to financial statements.

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $410,837,871)	$435,607,407
Affiliated issuers (cost $20,193,140)	20,193,140
Interest receivable	5,388,479
Receivable for shares of beneficial interest sold	648,348
Receivable due from Adviser	1,106
Affiliated dividends receivable	220

Total assets	461,838,700

Liabilities
Payable for investment securities purchased	2,685,060
Dividends payable	972,530

Total liabilities	3,657,590

Net Assets	$458,181,110

Composition of Net Assets
Shares of beneficial interest, at par	$420
Additional paid-in capital	434,580,979
Distributable earnings	23,599,711

Net Assets	$458,181,110

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 42,012,957 common shares outstanding)	$10.91

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

STATEMENT OF OPERATIONS

Year Ended April 30, 2021

Investment Income
Interest	$10,246,536
Dividends—Affiliated issuers	13,263
Other income(a)	16,413

Total investment income		$10,276,212

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(701,257)
Net change in unrealized appreciation/depreciation of investments		30,359,376

Net gain on investment transactions		29,658,119

Contributions from Affiliates (see Note B)		830

Net Increase in Net Assets from Operations		$39,935,161

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2021	Year Ended April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,276,212	$5,843,359
Net realized loss on investment transactions	(701,257)	(284,986)
Net change in unrealized appreciation/depreciation of investments	30,359,376	(9,721,429)
Contributions from Affiliates (see Note B)	830	– 0	–

Net increase (decrease) in net assets from operations	39,935,161	(4,163,056)
Distribution to Shareholders	(10,276,212)	(5,843,379)
Transactions in Shares of Beneficial Interest
Net increase	183,225,502	122,339,075

Total increase	212,884,451	112,332,640
Net Assets
Beginning of period	245,296,659	132,964,019

End of period	$458,181,110	$245,296,659

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 31

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$421,430,139		$	– 0	–	$421,430,139
Corporates – Investment Grade		– 0	–	14,177,268			– 0	–	14,177,268
Short-Term Investments		20,193,140		– 0	–		– 0	–	20,193,140

Total Investments in Securities		20,193,140		435,607,407			– 0	–	455,800,547
Other Financial Instruments(a)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$20,193,140		$435,607,407		$	– 0	–	$455,800,547

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS (continued)

distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2021, such reimbursement amounted to $16,413.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2021 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$15,950	$184,694	$180,451	$20,193	$13

During the year ended April 30, 2021, the Adviser reimbursed the Fund $830 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS (continued)

of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$232,241,761		$46,146,217
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$431,031,011

Gross unrealized appreciation	$25,450,338
Gross unrealized depreciation	(680,802)

Net unrealized appreciation	$24,769,536

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended April 30, 2021.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Shares sold	19,750,896	13,186,982	$210,006,439	$137,610,295

Shares redeemed	(2,499,247)	(1,472,619)	(26,780,937)	(15,271,220)

Net increase	17,251,649	11,714,363	$183,225,502	$122,339,075

36 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and

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NOTES TO FINANCIAL STATEMENTS (continued)

local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and

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NOTES TO FINANCIAL STATEMENTS (continued)

the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$485,107	$169,666

Total taxable distributions	485,107	169,666
Tax exempt distributions	9,791,105	5,673,713

Total distributions paid	$10,276,212	$5,843,379

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$972,529
Accumulated capital and other losses	(1,169,824	)(a)
Unrealized appreciation/(depreciation)	24,769,536

Total accumulated earnings/(deficit)	$24,572,241	(b)

(a)	As of April 30, 2021, the Fund had a net capital loss carryforward of $1,169,824.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund had a net short-term capital loss carryforward of $1,169,824, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These re-classifications had no effect on net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,					September 12, 2017(a) to April 30,
	2021	2020		2019		2018

Net asset value, beginning of period	$ 9.91	$ 10.19		$ 9.79		$ 10.00

Income From Investment Operations

Net investment income(b)	.31	.33		.33		.18

Net realized and unrealized gain (loss) on investment transactions	1.00	(.27)		.40		(.22)

Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.31	.06		.73		(.04)

Less: Dividends

Dividends from net investment income	(.31)	(.34)		(.33)		(.17)

Net asset value, end of period	$ 10.91	$ 9.91		$ 10.19		$ 9.79

Total Return

Total investment return based on net asset value(d)	13.32%	.40%		7.56%		(.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$458,181	$245,297		$132,964		$37,341

Ratio to average net assets of:

Net investment income	2.88%	3.18%		3.35%		2.89	%^

Portfolio turnover rate	14%	2%		23%		8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

42 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Impact Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Impact Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 12, 2017 (commencement of operations) to April 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 12, 2017 (commencement of operations) to April 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 25, 2021

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Eric A. Glass(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Glass and Norton are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 45

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*

The address for each of the Company’s independent Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Eric A. Glass 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is a member and lead of the Municipal Impact Investment Policy Group.

Matthew J. Norton 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head — Municipal Portfolio Management.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit, www.abfunds.com. for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 57

to the Adviser in 2018. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of

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the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0151-0421

APR    04.30.21

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 9, 2021

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	9.08%	22.01%

Bloomberg Barclays Municipal Bond Index	2.62%	7.75%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2021.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight was beneficial over both periods. The Fund was overweight long-duration bonds, which contributed over both periods.

During the 12-month period, the Fund’s overweight to municipal credit contributed. Security selection within the state general obligation (“GO”) sector contributed, while selection in multi-family housing detracted.

For the six-month period, the Fund’s overweight to municipal credit contributed. Security selection within the state GO sector contributed, while selection in multi-family housing detracted. An overweight to the long-end of the yield curve contributed.

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The Fund utilized derivatives for hedging purposes in the form of Consumer Price Index swaps, which added to absolute performance for both periods, and interest rate swaps, which added for the six-month period but had no material impact for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2021, the municipal market began its rather swift recovery following the single-worst month of outflows in municipal market history in March 2020, as investors ran to cash, prompting $42.5 billion dollars in outflows from muni mutual funds. The municipal market began to stabilize after this historic sell-off and finished the year with eight consecutive months of inflows, totaling $40.9 billion for 2020, as investors sought relatively attractive after-tax yields. The asset class showed a tremendous amount of resiliency, bouncing back from its March drawdown to post a return of 5.2% in 2020.

So far in 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 72 basis points (“b.p.”) in 2021, to 1.64% as of April 30, 2021. On the bright side for muni investors is that the 10-year AAA municipal bond yield rose just 28 b.p. to 0.99% in the same period—less than half as much as the 10-year Treasury. Through April, municipals posted positive absolute returns of 0.48%, and higher returns, relative to other fixed-income asset classes, such as US Treasuries and US investment-grade corporates, which both posted negative returns. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. During the first four months of 2021, investors poured $42 billion into the market, on pace for a new calendar-year record, and marked 12 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the first four months of the year as BBB-rated and high-yield credit spreads compressed—53 b.p. and 71 b.p., respectively—leading to outperformance by those credit indices versus high-grade counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections, as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First, the CARES Act supplied a much needed $347 billion to issuers, and this has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for various municipal sectors. Finally, the American Rescue Plan Act of 2021 supplied $649 billion for issuers. Public rating agencies reacted to the positive credit trends, evidenced by S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

local government, school districts, mass transit, airports, toll roads and specific issuers such as the state of Illinois.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.98% and 0.04%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for

(continued on next page)

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shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

6 | AB MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that

8 | AB MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2011 TO 4/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 4/30/2011 to 4/30/2021) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

10 | AB MUNICIPAL INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

NAV Returns

1 Year	22.01%

5 Years	5.79%

10 Years	7.86%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

NAV Returns

1 Year	17.06%

5 Years	5.73%

10 Years	7.90%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,090.80	$0.41	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,349.7

1

All data are as of April 30, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS

April 30, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 103.6%
Long-Term Municipal Bonds – 103.6%
Alabama – 2.1%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$11,645	$13,592,130
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2036-02/01/2041	10,000	11,330,852
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039-02/01/2046	28,280	34,863,481
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	13,350	14,610,097
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/2031	3,000	3,066,598
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/2031	10,000	10,221,994
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	41,175	47,841,698

		135,526,850

Alaska – 0.2%
State of Alaska International Airports System Series 2016B 5.00%, 10/01/2033-10/01/2034	9,000	10,541,869

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	8,315	10,302,860

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015A 6.625%, 09/01/2035	$3,235	$3,724,677

		14,027,537

Arizona – 1.6%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	15,428	17,700,437
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	16,870	18,674,864
Arizona Industrial Development Authority (North Carolina Central University Project) BAM 5.00%, 06/01/2049-06/01/2054	4,285	5,178,134
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2030(a)	1,250	1,366,271
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	1,141,966
Arizona Sports & Tourism Authority Series 2012A 5.00%, 07/01/2029	3,670	3,823,568
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	1,074,201
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,939,310
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	4,164,538
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) 5.00%, 07/01/2049-07/01/2055(a)	10,590	11,323,410

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 07/01/2052(a)	$19,500	$23,022,164
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 05/01/2025	50	52,009
Salt Verde Financial Corp. (Citigroup, Inc.) 5.00%, 12/01/2032	4,805	6,379,114
Tempe Industrial Development Authority (Friendship Village of Tempe) 5.00%, 12/01/2054	1,185	1,210,648
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	1,065	1,153,593

		99,204,227

Arkansas – 0.2%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) 5.00%, 09/01/2044	12,500	15,449,901

California – 8.0%
Abag Finance Authority for Nonprofit Corps. (Covia Communities) Series 2011 6.125%, 07/01/2041	100	100,680
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2034-10/01/2037	26,130	30,891,220
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2031	1,460	1,610,470
Bay Area Toll Authority Series 2013S 5.00%, 04/01/2027 (Pre-refunded/ETM)	1,000	1,093,395
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021A 4.00%, 02/01/2056(a)	8,200	9,055,162

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	$39,600	$43,878,899
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033-04/01/2034	8,210	9,525,906
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 04/01/2031-04/01/2042	2,000	2,386,662
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/2042	100	102,398
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2037	1,700	2,019,279
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020A 4.00%, 04/01/2044	12,500	14,492,102
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022A 4.00%, 05/15/2051(b)	13,000	14,615,472
California Housing Finance Series 20192 4.00%, 03/20/2033	15,043	17,628,046
Series 2021-1, Class A 3.50%, 11/20/2035	9,504	11,050,314
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020B 4.00%, 11/01/2045-11/01/2050	1,710	1,988,062

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2039-05/15/2040	$3,030	$3,691,951
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 01/01/2032(a)	1,000	1,012,020
Series 2014 5.00%, 01/01/2035	1,085	1,087,314
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2043	3,625	4,379,586
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 08/01/2047	1,025	1,048,175
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 06/01/2034	1,200	1,289,659
7.25%, 06/01/2043	2,075	2,229,464
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 06/01/2043	710	733,337
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	4,675	4,952,882
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	785	813,299
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2056(a)	8,850	9,676,952
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 08/01/2034(a)	3,000	3,291,282

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority Series 2012A 6.00%, 10/01/2047 (Pre-refunded/ETM)	$250	$270,270
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	530	550,774
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2038-12/01/2048(a)	7,440	8,756,901
Series 2016A 5.00%, 12/01/2041(a)	6,160	6,948,011
5.25%, 12/01/2056(a)	12,590	14,184,943
Series 2018A 5.00%, 12/01/2033(a)	1,350	1,606,009
5.50%, 12/01/2058(a)	17,615	20,870,247
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/2044(a)	1,200	1,260,398
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.25%, 07/01/2049(a)	1,125	1,179,664
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/2041	100	103,784
California Statewide Communities Development Authority (Rocklin Academy (The)) Series 2011A 8.25%, 06/01/2041	140	140,629
City of Los Angeles Department of Airports 5.00%, 05/15/2036-05/15/2044(c)	25,415	31,825,256
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	950	1,098,494

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/2041	$100	$103,365
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) 4.00%, 10/01/2056(a)	15,200	16,248,054
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 3.125%, 08/01/2056(a)	6,500	6,227,203
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) 4.00%, 09/01/2056(a)	5,000	5,369,355
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	82,290	85,017,379
5.25%, 06/01/2047	2,400	2,486,682
Hastings Campus Housing Finance Authority Series 2020A 5.00%, 07/01/2061	24,625	28,160,667
M-S-R Energy Authority (Citigroup, Inc.) Series 2009B 6.50%, 11/01/2039	17,685	28,951,542
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2030-08/01/2040	6,215	7,292,628
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,990	4,566,220
Series 2017 5.00%, 11/01/2042	3,375	3,912,138
San Francisco City & County Airport Comm Series 2020E 5.00%, 05/01/2038(c)	11,000	13,965,938
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2031	1,000	1,046,442

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Francisco Intl Airport Series 2020E 5.00%, 05/01/2037(c)	$8,525	$10,852,627
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 01/15/2044	1,450	1,624,693
Series 2014B 5.25%, 01/15/2044	1,000	1,119,854
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/2036-12/01/2043	1,685	1,686,026
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Zero Coupon, 06/01/2060	3,000	721,230
Tobacco Securitization Authority of Southern California Zero Coupon, 06/01/2054	10,480	2,002,756
5.00%, 06/01/2039	1,555	1,960,000

		506,754,167

Colorado – 2.8%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,000	5,294,109
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	688,660
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/2031	7,180	9,040,600
Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) 5.00%, 02/01/2051-02/01/2061(a)	2,435	2,660,348
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	8,295	9,567,294
5.00%, 08/01/2044(c)	74,345	91,558,492

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 09/01/2030	$1,150	$1,325,695
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2049	7,050	8,830,026
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/2050(a)	1,000	1,032,366
Copper Ridge Metropolitan District 5.00%, 12/01/2039-12/01/2043	3,660	3,881,922
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) 5.375%, 01/01/2041(a)	19,590	19,273,355
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,500	1,547,208
Pueblo Urban Renewal Authority 4.75%, 12/01/2045(a)	8,010	8,946,660
Regional Transportation District (Denver Transit Partners LLC) 4.00%, 07/15/2034-07/15/2035	2,180	2,613,252
5.00%, 01/15/2032	2,300	3,004,463
STC Metropolitan District No. 2 Series 2019A 5.00%, 12/01/2038-12/01/2049	1,940	2,111,502
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020A 4.25%, 12/01/2050	2,250	2,499,788
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2038-12/01/2047	2,000	2,125,808
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	805	859,326
5.00%, 12/01/2033-12/01/2050	805	1,013,909

		177,874,783

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 2.7%
City of New Haven CT AGM Series 2019A 5.00%, 08/01/2039	$1,650	$2,068,795
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 4.00%, 07/01/2036-07/01/2038	3,850	4,432,463
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015L 5.00%, 07/01/2045	5,750	6,510,485
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017I-1 5.00%, 07/01/2035-07/01/2037	2,095	2,515,625
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016A 5.00%, 09/01/2046-09/01/2053(a)	2,475	2,716,621
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) 4.00%, 07/01/2044-07/01/2049	18,035	19,372,760
5.00%, 07/01/2033-07/01/2034	765	916,806
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) 5.00%, 07/01/2034	1,000	1,161,873
Series 2018K-1 5.00%, 07/01/2028-07/01/2038	7,090	8,212,520
State of Connecticut Series 2013E 5.00%, 08/15/2031(c)	1,000	1,099,015
Series 2015F 5.00%, 11/15/2032	2,875	3,399,693
Series 2016A 5.00%, 03/15/2032	8,165	9,725,091
Series 2016E 5.00%, 10/15/2028-10/15/2034(c)	12,845	15,613,414
Series 2016F 5.00%, 10/15/2031(c)	10,205	12,376,790

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 04/15/2029-04/15/2034(c)	$27,825	$34,122,378
Series 2018A 5.00%, 04/15/2034-04/15/2037	7,930	9,877,089
Series 2018C 5.00%, 06/15/2031-06/15/2038	7,490	9,406,114
Series 2018E 5.00%, 09/15/2037	1,035	1,296,118
Series 2020A 5.00%, 01/15/2040	8,300	10,590,685
Series 2020C 4.00%, 06/01/2035-06/01/2038	3,775	4,533,348
State of Connecticut Special Tax Revenue 5.00%, 05/01/2038-05/01/2040	4,530	5,816,161
Series 2012 5.00%, 01/01/2031	5,000	5,371,608

		171,135,452

Delaware – 0.1%
Delaware State Economic Development Authority Series 2014 5.00%, 09/01/2044 (Pre-refunded/ETM)	1,125	1,294,139
5.00%, 09/01/2049 (Pre-refunded/ETM)	1,315	1,512,705
Delaware State Economic Development Authority (Newark Charter School, Inc.) 5.00%, 09/01/2050	1,125	1,337,650
Series 2012 5.00%, 09/01/2042	1,310	1,338,719

		5,483,213

District of Columbia – 0.8%
District of Columbia Series 2012 5.00%, 06/01/2042 (Pre-refunded/ETM)	1,420	1,525,722
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 06/01/2041-06/01/2046	1,900	2,161,089
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042-07/01/2048	8,580	10,040,356

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017B 5.00%, 07/01/2037	$1,465	$1,737,987
District of Columbia (Rocketship DC Obligated Group) Series 2021 5.00%, 06/01/2051-06/01/2061(a)	2,000	2,269,555
District of Columbia Tobacco Settlement Financing Corp. Zero Coupon, 06/15/2055	182,000	16,409,634
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/2035	500	592,189
Series 2018A 5.00%, 10/01/2048	7,400	8,975,183
Series 2020A 4.00%, 10/01/2035-10/01/2039	3,750	4,470,877

		48,182,592

Florida – 6.1%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/2046	435	470,502
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/2044	1,000	1,123,973
Bexley Community Development District Series 2016 4.875%, 05/01/2047	1,000	1,074,796
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(a)	1,400	1,492,931
6.00%, 07/01/2045-07/01/2050(a)	4,110	4,377,178
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2026-10/01/2033	5,700	6,877,391
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,300	1,326,136
Capital Trust Agency, Inc. (Educational Growth Fund LLC) 5.00%, 07/01/2056(a)	6,650	7,482,888

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) 5.00%, 06/01/2045-06/01/2055(a)	$3,865	$4,024,214
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) 4.00%, 11/01/2039-11/01/2045	11,325	12,810,986
5.00%, 11/01/2050	8,230	9,952,489
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 09/01/2037-09/01/2042	2,350	2,452,373
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	6,320,879
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037(c)	8,405	10,177,853
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2047(c)	6,125	7,303,797
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) 5.00%, 12/01/2055	3,535	3,955,839
Series 2015A 5.00%, 12/01/2044	1,200	1,337,385
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2036-09/01/2049	6,580	3,202,268
County of Broward FL Airport System Revenue Series 2019A 4.00%, 10/01/2044	2,170	2,473,523
5.00%, 10/01/2038-10/01/2044	6,095	7,527,912
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) 5.00%, 10/01/2042-10/01/2047	7,880	9,428,833

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Lake FL (Waterman Communities, Inc.) 5.75%, 08/15/2050-08/15/2055	$8,105	$8,689,212
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/2033(c)	10,000	11,365,989
Series 2015A 5.00%, 10/01/2031	1,100	1,281,640
Series 2017B 5.00%, 10/01/2040	9,025	10,849,193
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2035-10/01/2039	6,045	3,694,683
County of Palm Beach FL (Provident Group-PBAU Properties LLC) 5.00%, 04/01/2039-04/01/2051(a)	4,030	4,437,760
Florida Development Finance Corp. (Brightline Trains Florida LLC) 7.375%, 01/01/2049(a)	4,000	4,151,401
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020A 5.00%, 06/15/2040-06/15/2055	8,150	9,233,435
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) 5.25%, 06/01/2050-06/01/2055(a)	10,500	11,714,256
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) 4.00%, 10/01/2037	1,000	1,106,701
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2044-03/01/2049	7,965	9,198,666
Florida Municipal Power Agency 1.425%, 10/01/2026	2,700	2,705,952
Greater Orlando Aviation Authority 5.00%, 10/01/2034-10/01/2044(c)	15,000	18,599,994
Series 2017A 5.00%, 10/01/2031-10/01/2036(c)	15,500	18,845,596
Series 2019A 5.00%, 10/01/2036-10/01/2054(c)	13,500	16,723,448

abfunds.com	AB MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) 6.00%, 04/01/2038	$1,530	$733,090
6.25%, 04/01/2049	1,820	869,020
Lakewood Ranch Stewardship District Series 2018 5.30%, 05/01/2039	1,000	1,150,855
5.45%, 05/01/2048	1,525	1,741,111
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	2,700	3,322,161
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 05/01/2032	1,565	1,663,314
Martin County Health Facilities Authority Series 2012 5.50%, 11/15/2042 (Pre-refunded/ETM)	1,350	1,388,363
Miami Beach Health Facilities Authority Series 2012 5.00%, 11/15/2029 (Pre-refunded/ETM)	2,885	3,098,369
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039	2,000	2,204,591
Miami-Dade County Expressway Authority Series 2014A 5.00%, 07/01/2034	4,000	4,532,426
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/2028-10/01/2040	3,600	4,138,850
Series 2015C 5.00%, 10/01/2035-10/01/2040	2,750	3,117,782
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	21,590	25,245,492
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020B 5.00%, 11/15/2042	1,000	1,200,228

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	$2,045	$2,072,287
5.00%, 06/01/2055	2,880	3,057,680
Pinellas County Industrial Development Authority 5.00%, 07/01/2039	1,955	2,316,792
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	4,000	4,248,484
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) 4.00%, 08/01/2055	5,300	5,746,711
Tampa Florida Hospitals 5.00%, 07/01/2050(c)	18,325	22,814,213
Town of Davie FL Series 2013A 5.625%, 04/01/2043 (Pre-refunded/ETM)	3,765	4,155,363
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	24,650	28,609,796
Village Community Development District No. 13 3.00%, 05/01/2029	995	1,058,972
3.375%, 05/01/2034	1,490	1,606,030
3.50%, 05/01/2051(a)	5,000	5,188,467
3.55%, 05/01/2039	2,600	2,788,907
3.70%, 05/01/2050	9,930	10,547,782
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2031	1,625	1,850,293

		388,259,501

Georgia – 1.6%
Cedartown Polk County Hospital Authority (Floyd Obligated Group) Series 2016 5.00%, 07/01/2039	4,000	4,590,386

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Atlanta GA Department of Aviation Series 2012A 5.00%, 01/01/2031	$1,390	$1,432,560
Series 2014A 5.00%, 01/01/2033	1,820	2,029,276
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031(c)	2,500	2,999,500
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 07/01/2032(c)	2,000	2,394,176
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 07/01/2032-07/01/2037(c)	10,855	13,172,677
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034-07/01/2036(c)	10,710	12,745,857
George L Smith II Congress Center Authority (Signia Hotel Management LLC) 4.00%, 01/01/2054	1,485	1,684,916
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043-08/01/2047	12,680	14,690,088
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	12,175	13,141,553
Series 2018C 4.00%, 08/01/2048	12,245	13,306,902
Municipal Electric Authority of Georgia 5.00%, 01/01/2038-01/01/2059	16,960	20,254,282

		102,442,173

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guam – 0.8%
Guam Government Waterworks Authority Series 2020A 5.00%, 01/01/2050	$3,925	$4,771,971
Territory of Guam 5.00%, 11/15/2031	2,165	2,417,501
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	9,015	10,429,626
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	6,420	6,604,191
Series 2015D 5.00%, 11/15/2032-11/15/2035	25,505	28,790,308

		53,013,597

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 02/01/2036	200	200,643

Illinois – 10.5%
Chicago Board of Education Series 2012A 5.00%, 12/01/2042	5,630	5,871,246
Series 2015C 5.25%, 12/01/2035-12/01/2039	10,315	11,403,962
Series 2015E 5.125%, 12/01/2032	1,000	1,111,308
Series 2016A 7.00%, 12/01/2044	1,400	1,687,491
Series 2016B 6.50%, 12/01/2046	1,900	2,311,011
Series 2017G 5.00%, 12/01/2034	4,150	4,906,631
Series 2017H 5.00%, 12/01/2036-12/01/2046	5,795	6,691,635
Series 2018A 5.00%, 12/01/2026-12/01/2028	17,705	21,335,975
Series 2019A 5.00%, 12/01/2029-12/01/2030	6,070	7,522,021
Series 2019B 5.00%, 12/01/2030-12/01/2033	3,100	3,816,688

abfunds.com	AB MUNICIPAL INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021A 5.00%, 12/01/2038-12/01/2040	$6,250	$7,653,715
Chicago O’Hare International Airport Series 2015C 5.00%, 01/01/2034	1,665	1,901,675
Series 2016B 5.00%, 01/01/2034(c)	5,000	5,936,885
Series 2016C 5.00%, 01/01/2035-01/01/2038(c)	9,250	10,944,574
Series 2017B 5.00%, 01/01/2035-01/01/2037(c)	33,445	40,417,901
Series 2018B 5.00%, 01/01/2053	6,000	7,287,448
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033-07/01/2048	7,145	8,462,842
Chicago Transit Authority Series 2011 5.25%, 12/01/2023 (Pre-refunded/ETM)	4,285	4,412,071
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020A 4.00%, 12/01/2050(c)	12,340	14,019,054
Chicago Transit Authority Sales Tax Receipts Fund Series 2020A 5.00%, 12/01/2045-12/01/2055(c)	11,000	13,509,587
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	1,050	765,166
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2041	2,835	3,395,416
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035-09/01/2041	4,280	4,831,803
5.00%, 09/01/2036-09/01/2040	3,495	4,298,746
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) 5.125%, 05/15/2060	3,515	3,515,461

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 05/15/2043	$3,500	$3,716,183
Series 2015 5.25%, 05/15/2050	2,000	2,375,072
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 08/01/2042-08/01/2047	3,000	3,460,470
Series 2017C 5.00%, 08/01/2046	1,000	1,151,888
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2035	4,750	5,396,858
Illinois State Toll Highway Authority Series 2015A 5.00%, 01/01/2031-01/01/2032	3,125	3,677,522
Series 2015B 5.00%, 01/01/2036	2,850	3,379,652
Series 2016A 5.00%, 12/01/2032	7,000	8,350,322
Series 2016B 5.00%, 01/01/2041	3,450	4,118,404
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	47,895	57,491,850
Series 2012 Zero Coupon, 12/15/2041-12/15/2051	20,785	9,091,439
Series 2015B 5.00%, 12/15/2045	13,300	15,077,428
Series 2017B Zero Coupon, 12/15/2054	9,850	3,195,479
State of Illinois 5.00%, 11/01/2032	5,245	6,118,619
5.50%, 05/01/2030	2,750	3,562,103
5.75%, 05/01/2045	2,500	3,206,901
Series 2012 5.00%, 08/01/2025	1,300	1,371,310
Series 2014 5.00%, 05/01/2023-05/01/2031	14,800	16,227,587
Series 2016 5.00%, 02/01/2024-11/01/2035	35,595	42,277,456
Series 2017A 5.00%, 12/01/2025-12/01/2034	14,795	17,730,577

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 11/01/2029	$29,335	$34,943,142
Series 2017D 5.00%, 11/01/2024-11/01/2028	73,540	86,909,317
Series 2018A 5.00%, 10/01/2027-05/01/2030	24,750	30,285,994
Series 2018B 5.00%, 10/01/2026	5,000	6,009,415
Series 2019B 4.00%, 11/01/2033-11/01/2037	42,795	48,803,116
5.00%, 11/01/2030	8,225	10,296,417
Series 2020B 5.00%, 10/01/2030-10/01/2031	4,100	5,224,502
Series 2021A 5.00%, 03/01/2035-03/01/2046	18,700	23,285,931
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 03/01/2033	3,578	3,668,619
Series 2016B 7.00%, 03/01/2033	1,631	1,669,075
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	620	646,400
5.00%, 03/01/2036	2,960	3,094,848
Series 2015B 6.00%, 03/01/2036	889	944,618

		664,768,826

Indiana – 1.0%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	4,592,110
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 08/15/2027	1,000	1,002,849
5.50%, 08/15/2045	2,225	2,229,278
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2030	1,000	1,104,472

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2040-07/01/2048	$10,970	$11,924,081
Indiana Finance Authority (Ohio Valley Electric Corp.) 3.00%, 11/01/2030	4,790	5,019,230
Series 2020 3.00%, 11/01/2030	6,935	7,266,881
Series 2020A 3.00%, 11/01/2030	7,290	7,638,870
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	25,795	24,276,998

		65,054,769

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	6,405	7,078,326
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 05/15/2043-05/15/2048	11,000	12,544,359
Iowa Higher Education Loan Authority (Simpson College) 5.50%, 11/01/2051	7,160	7,848,072
Iowa Tobacco Settlement Authority Series 2021A 4.00%, 06/01/2049	4,000	4,565,842

		32,036,599

Kansas – 0.2%
Overland Park Development Corp. (City of Overland Park KS) 5.00%, 03/01/2035-03/01/2049	13,035	13,468,468
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,700	1,767,902

		15,236,370

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2035	$930	$1,019,781
County of Trimble KY (Louisville Gas and Electric Co.) 1.30%, 09/01/2044	8,500	8,495,769
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2034-08/15/2046(c)	15,780	18,823,890
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038-08/01/2039	2,135	2,455,591
5.00%, 08/01/2044-08/01/2049(c)	13,765	16,858,490
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,696,880
5.50%, 11/15/2045	1,000	1,007,846
Series 2016A 5.00%, 05/15/2046-05/15/2051	3,100	3,128,436
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) 5.25%, 06/01/2050	21,590	23,490,790
Series 2017A 5.00%, 06/01/2031-06/01/2045	21,375	24,074,880
5.25%, 06/01/2041	6,750	7,689,952
Series 2017B 5.00%, 06/01/2040	5,000	5,622,406
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	1,750	1,783,630
5.75%, 11/15/2045	3,350	3,405,903

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) 5.00%, 10/01/2047	$1,965	$2,550,706
Series 2016 5.00%, 10/01/2033	8,205	9,826,425
Series 2020A 5.00%, 10/01/2038	965	1,216,856

		133,148,231

Louisiana – 1.5%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 07/01/2041 (Pre-refunded/ETM)	2,130	2,150,943
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/2034-12/01/2036	3,400	4,240,520
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/2035	2,100	2,296,079
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034-10/01/2044(c)	27,600	32,999,176
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	10	12,105
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039(d)(e)	2,750	27
Series 2014A 7.50%, 07/01/2023(d)(e)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 07/01/2059	10,270	12,389,480

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042-07/01/2057	$17,565	$20,467,056
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2043	1,000	1,179,795
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)	7,375	9,507,996
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	4,855	4,958,591
2.10%, 06/01/2037	2,465	2,540,518
2.20%, 06/01/2037	3,700	3,837,410
Port New Orleans Board of Commissioners Series 2013B 5.00%, 04/01/2029 (Pre-refunded/ETM)	540	586,849
5.00%, 04/01/2031 (Pre-refunded/ETM)	1,000	1,086,757

		98,253,315

Maine – 0.3%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	4,630	5,177,273
Series 2018R-2 4.375%, 08/01/2035(a)	1,700	1,871,374
Maine Health & Higher Educational Facilities Authority Series 2011 7.50%, 07/01/2032 (Pre-refunded/ETM)	1,000	1,011,678
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018A 5.00%, 07/01/2043-07/01/2048	9,620	11,588,176

		19,648,501

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 1.4%
City of Baltimore MD (Baltimore Hotel Corp.) 5.00%, 09/01/2042	$8,575	$8,986,957
Series 2017 5.00%, 09/01/2033-09/01/2036	3,250	3,403,701
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	1,000	1,089,730
City of Baltimore MD (Harbor Point Special Taxing District) 3.625%, 06/01/2046(a)	1,750	1,803,785
Series 2019B 3.875%, 06/01/2046(a)	300	302,886
County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020C 4.00%, 07/01/2050	2,615	2,931,960
Maryland Economic Development Corp. 4.00%, 09/01/2040-09/01/2050	4,750	5,276,240
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,741,622
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) 4.00%, 07/01/2036-07/01/2040	9,880	11,482,215
5.00%, 07/01/2046	22,040	27,576,377
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 4.00%, 04/15/2036-04/15/2040(c)	16,530	19,609,727

		86,205,200

Massachusetts – 0.7%
Massachusetts Development Finance Agency Series 2012A 5.25%, 07/01/2042 (Pre-refunded/ETM)	5,000	5,285,353

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 01/01/2047	$2,220	$2,567,777
Series 2017A 5.00%, 01/01/2040	670	801,698
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/2043	1,760	2,031,343
Massachusetts Development Finance Agency (Simmons University) Series 2018L 5.00%, 10/01/2034-10/01/2035	2,360	2,908,284
Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016I 5.00%, 07/01/2031-07/01/2041	3,850	4,497,060
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041-07/01/2046	3,980	4,720,614
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013G 5.00%, 07/01/2037	2,550	2,787,516
AGM Series 2019A 5.00%, 07/01/2036	1,000	1,235,606
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(f)	10,525	10,131,901
Series 2017A 7.75%, 12/01/2044(f)	4,460	4,351,040

		41,318,192

Michigan – 2.4%
City of Detroit MI 5.00%, 04/01/2033-04/01/2038	4,385	5,131,865
5.50%, 04/01/2045-04/01/2050	3,860	4,766,572

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021A 5.00%, 04/01/2038-04/01/2046	$3,130	$3,804,922
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 07/01/2032 (Pre-refunded/ETM)	4,400	4,648,993
5.25%, 07/01/2039 (Pre-refunded/ETM)	4,825	5,112,003
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 07/01/2041 (Pre-refunded/ETM)	1,060	1,068,237
Detroit City School District Series 2012A 5.00%, 05/01/2031	120	125,630
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2032-11/01/2037	1,655	1,775,790
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 07/01/2046	1,025	1,214,538
Series 2016D 5.00%, 07/01/2036	25,210	30,332,707
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 5.00%, 05/15/2037-05/15/2055	7,960	8,848,631
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 05/15/2031-05/15/2036(c)	20,100	22,484,868
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,285,513
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 07/01/2029-07/01/2034	2,100	2,389,563

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015D-1 5.00%, 07/01/2034	$2,000	$2,347,355
Series 2015D-2 5.00%, 07/01/2034	3,400	3,982,880
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	4,646,195
Series 2019A 5.00%, 11/15/2048	6,635	8,231,211
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020A 4.00%, 06/01/2049	5,000	5,694,420
Series 2020B Zero Coupon, 06/01/2065	16,665	2,144,574
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2031-07/01/2033	7,950	8,646,543
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	10,328,000
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008C Zero Coupon, 06/01/2058	116,850	5,908,181
Wayne State University Series 2018A 5.00%, 11/15/2043	4,000	4,899,731

		150,818,922

Minnesota – 0.2%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 08/01/2054	1,000	1,055,810
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018A 5.00%, 02/15/2043-02/15/2048	2,925	3,485,625
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy)
5.00%, 09/01/2040-09/01/2043	2,455	2,933,832

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018A 5.00%, 10/01/2045	$1,900	$2,251,004

		9,726,271

Mississippi – 0.4%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036-09/01/2046	19,910	22,697,318
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) 4.00%, 01/01/2037	720	830,447
5.00%, 01/01/2035	1,230	1,541,154

		25,068,919

Missouri – 1.3%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	2,925	3,291,844
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016A 5.00%, 02/01/2046	1,000	1,112,513
Series 2019 4.00%, 02/01/2042-02/01/2048	37,870	41,079,267
5.00%, 02/01/2042-02/01/2048	3,220	3,797,605
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	3,155	3,220,722
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/2036(f)	1,460	511,730
6.00%, 11/15/2046-11/15/2051(f)	8,365	2,931,933
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014A 5.25%, 08/15/2039	620	672,134

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 08/15/2036-08/15/2046	$3,060	$3,331,912
Series 2018 5.00%, 08/15/2042	6,940	7,727,426
Lee’s Summit Industrial Development Authority (John Knox Village) Series 2021A 5.00%, 08/15/2056	3,425	3,607,742
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2031	3,240	3,731,685
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015A 5.00%, 12/01/2035	2,000	2,142,355
5.125%, 12/01/2045	4,500	4,781,112

		81,939,980

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	1,085	1,285,195

Nebraska – 0.5%
Central Plains Energy Project (Goldman Sachs Group Inc./The) Series 2012 5.00%, 09/01/2042	825	876,802
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2032	2,150	2,285,000
Series 2017A 5.00%, 09/01/2034-09/01/2037	19,955	27,481,630

		30,643,432

Nevada – 0.8%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037-09/01/2047	3,935	4,681,344

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	$25,500	$4,141,299
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	3,540	3,640,806
Clark County School District Series 2017C 5.00%, 06/15/2033-06/15/2035(c)	13,410	16,316,513
5.00%, 06/15/2036	3,700	3,925,096
AGM Series 2019B 3.00%, 06/15/2037	5,185	5,646,399
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	2,044,208
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,890	1,941,760
Tahoe-Douglas Visitors Authority
5.00%, 07/01/2040-07/01/2051	8,050	9,211,194

		51,548,619

New Hampshire – 0.9%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	21,496	25,333,171
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020A 3.625%, 07/01/2043(a)	1,960	2,030,028
Series 2020B 3.75%, 07/01/2045(a)	3,525	3,654,088
New Hampshire Health and Education Facilities Authority Act Series 2012 5.00%, 01/01/2042 (Pre-refunded/ETM)	2,940	3,033,983
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020A 5.00%, 08/01/2059	15,080	23,412,612

		57,463,882

abfunds.com	AB MUNICIPAL INCOME SHARES | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 9.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
4.00%, 06/15/2038-06/15/2050	$8,300	$9,528,656
Series 2013 5.00%, 03/01/2030	3,455	3,720,903
Series 2014P 5.00%, 06/15/2029	5,000	5,652,252
Series 2015X 5.00%, 06/15/2021	15,920	16,006,011
Series 2017A 5.00%, 07/01/2033	1,640	1,930,979
Series 2017D 5.00%, 06/15/2033-06/15/2042	7,520	8,958,925
Series 2018A 5.00%, 06/15/2042-06/15/2047	5,885	7,047,233
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease)
4.00%, 11/01/2044	3,450	3,895,561
5.00%, 11/01/2033	3,770	4,742,456
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	10,660	12,313,624
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) 5.00%, 06/15/2030-06/15/2037	7,740	9,761,938
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 06/15/2042	7,085	8,499,525
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 06/15/2043	735	763,139

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	$8,270	$8,775,070
Series 2000B 5.625%, 11/15/2030	1,475	1,654,154
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 4.00%, 07/01/2050	1,805	2,040,831
5.00%, 07/01/2045	4,460	5,473,074
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 07/01/2035	1,300	1,571,510
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2036-07/01/2042	8,645	10,336,159
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,284,637
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,301,284
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2030	45,225	53,892,011
Series 2018A 5.00%, 06/15/2029-06/15/2031	38,885	46,104,401
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 06/15/2034-06/15/2046	8,495	10,414,544

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 06/15/2038	$1,000	$1,115,602
Series 2015A 5.00%, 06/15/2045	8,450	9,592,459
Series 2018A 5.00%, 12/15/2030-12/15/2036	54,405	67,600,785
Series 2019B 4.00%, 06/15/2036-06/15/2037	2,715	3,114,684
5.00%, 06/15/2032	3,480	4,352,875
Series 2020A 4.00%, 06/15/2050	10,000	11,339,653
Series 2022A 5.00%, 06/15/2030-06/15/2033(b)	25,250	31,173,069
New Jersey Turnpike Authority Series 2013A 5.00%, 01/01/2027 (Pre-refunded/ETM)	2,500	2,641,473
Series 2015E 5.00%, 01/01/2033-01/01/2045(c)	15,400	17,720,409
Series 2016A 5.00%, 01/01/2033	6,500	7,730,884
Series 2017A 5.00%, 01/01/2033-01/01/2034(c)	15,000	18,155,259
Series 2017B 5.00%, 01/01/2032-01/01/2033	13,540	16,699,178
Series 2019A 5.00%, 01/01/2048(c)	11,320	13,878,168
State of New Jersey 4.00%, 06/01/2031	31,040	38,531,774
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2031	1,425	1,771,429
Series 2018B 5.00%, 06/01/2046	91,835	107,545,682

		589,632,260

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 5.00%, 05/15/2039-05/15/2049	2,180	2,409,433
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	1,060	1,111,053

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019L 5.00%, 07/01/2039-07/01/2049	$6,615	$7,366,116

		10,886,602

New York – 9.6%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2015 5.50%, 09/01/2045(a)	34,700	38,445,029
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2034	2,240	2,443,954
City of New York NY Series 2018E 5.00%, 03/01/2037-03/01/2038(c)	17,500	21,503,815
Series 2020A 5.00%, 08/01/2030-08/01/2033(c)	42,875	56,698,278
Dutchess County Local Development Corp. (Bard College) Series 2020A 5.00%, 07/01/2045-07/01/2051(a)	20,500	24,360,815
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2046	13,520	15,365,799
Metropolitan Transportation Authority 4.00%, 11/15/2045	3,000	3,422,514
5.00%, 11/15/2029-11/15/2033	6,895	8,986,474
Series 2012F 5.00%, 11/15/2030	2,540	2,697,556
Series 2013D 5.00%, 11/15/2043	2,000	2,177,186
Series 2013E 5.00%, 11/15/2032	4,425	4,851,982
Series 2015B 5.00%, 11/15/2032	3,715	4,255,017
Series 2015C 5.00%, 11/15/2027	1,110	1,312,024
5.25%, 11/15/2030	4,000	4,720,047
Series 2015D 5.00%, 11/15/2031-11/15/2034	11,915	13,844,227
Series 2016A 5.00%, 11/15/2026-11/15/2032	5,590	6,687,736
Series 2016C 4.00%, 11/15/2026	1,705	2,002,962

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016D 5.00%, 11/15/2027-11/15/2029	$7,445	$9,056,151
Series 2017A 5.00%, 11/15/2026	1,525	1,873,760
Series 2017B 5.00%, 11/15/2027	1,185	1,486,353
Series 2017C 5.00%, 11/15/2025-11/15/2033	35,175	43,889,892
Series 2018B 5.00%, 11/15/2028	1,340	1,708,942
Series 2019A 5.00%, 11/15/2048	3,075	3,529,495
Series 2019C 5.00%, 11/15/2038	380	470,289
Series 2020A 5.00%, 11/15/2045-11/15/2047	5,595	7,157,356
Series 2020C 4.75%, 11/15/2045	3,000	3,612,758
5.00%, 11/15/2050	7,000	8,564,535
5.25%, 11/15/2055	2,000	2,483,817
Series 2020D 5.00%, 11/15/2043	5,000	6,234,595
Series 2021A 4.00%, 11/15/2047	28,500	32,625,429
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2050	6,520	7,079,498
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) 5.00%, 06/01/2059(a)	1,080	1,244,920
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 01/01/2032	75	41,250
6.70%, 01/01/2049	444	244,217
Series 2014B 5.50%, 07/01/2020	57	45,939
Series 2014C 2.00%, 01/01/2049(d)(g)	514	51,377
New York City Housing Development Corp. Series 2020A 2.55%, 08/01/2040	3,645	3,713,954

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	$30,000	$4,752,846
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 03/15/2044	100	103,582
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	5,765	8,212,919
New York Liberty Development Corp. (One Bryant Park LLC) 2.80%, 09/15/2069	2,620	2,621,708
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030-12/01/2034(a)	4,200	4,892,690
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2037 (Pre-refunded/ETM)	2,000	2,064,748
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 01/01/2041	3,800	4,497,620
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	23,150	27,350,646
4.375%, 10/01/2045	35,385	41,375,061
Series 2018 5.00%, 01/01/2027-01/01/2029	51,325	62,818,124
New York Transportation Development Corp. (Empire State Thruway Partners LLC) 4.00%, 04/30/2053	2,670	3,026,796
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041-07/01/2046	33,055	37,239,671
5.25%, 01/01/2050	13,885	15,703,281
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(a)	6,045	6,326,264

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	$1,055	$1,062,770
Port Authority of New York & New Jersey
Series 2012 5.00%, 10/01/2034	3,900	4,059,953
Series 2013178 5.00%, 12/01/2033	5,000	5,566,175
Triborough Bridge & Tunnel Authority Series 2020A 5.00%, 11/15/2054	3,000	3,781,451
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021A 2.591%, 05/15/2036(b)	4,000	3,967,122
2.917%, 05/15/2040(b)	10,000	9,973,269
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2041	1,560	1,811,907
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	848,603
5.25%, 09/15/2042-09/15/2053	2,330	2,270,917
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	3,840	4,007,635
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	4,230	4,754,992

		611,980,692

North Carolina – 0.4%
County of New Hanover NC Series 2017 5.00%, 10/01/2042 (Pre-refunded/ETM)	4,750	5,990,401
5.00%, 10/01/2047 (Pre-refunded/ETM)	1,080	1,362,028

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	$5,000	$5,158,083
5.00%, 07/01/2045	1,000	1,027,488
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,405,252
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 09/01/2037	1,735	1,835,499
Series 2017 5.00%, 09/01/2046	1,000	1,062,936
North Carolina Turnpike Authority Series 2018
5.00%, 01/01/2040	5,000	6,060,679

		24,902,366

North Dakota – 0.4%
County of Grand Forks ND 5.75%, 09/15/2028	7,480	7,129,906
6.375%, 12/15/2043	4,750	4,339,804
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2048-06/01/2053	10,230	11,653,369

		23,123,079

Ohio – 5.6%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) 3.00%, 11/15/2040	4,500	4,602,829
4.00%, 11/15/2036-11/15/2038	2,550	2,930,887
American Municipal Power, Inc. Series 2016A 5.00%, 02/15/2041-02/15/2046	10,000	11,811,381
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2048	2,000	2,259,530
Series 2020B 5.00%, 06/01/2055	179,725	201,893,522

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	$3,765	$4,552,545
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	3,735	4,454,166
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 4.00%, 12/01/2040	10,390	12,288,624
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	6,490	7,520,291
5.25%, 02/15/2047	12,860	14,981,890
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 02/15/2052	5,680	6,509,144
County of Franklin OH (First Community Village Obligated Group) 5.00%, 07/01/2049	3,940	3,947,716
Series 2013 5.625%, 07/01/2047	2,300	2,301,885
County of Hamilton OH (UC Health Obligated Group) 5.00%, 09/15/2050	18,425	22,819,385
County of Hardin OH (Ohio Northern University) 5.25%, 05/01/2040	500	536,268
5.50%, 05/01/2050	1,000	1,070,987
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.125%, 12/01/2049	2,210	2,359,137
County of Montgomery OH (Trousdale Foundation Obligated Group) 6.00%, 04/01/2038(a)	2,000	958,287
Series 2018A 6.25%, 04/01/2049(a)	10,105	4,824,972
County of Ross OH (Adena Health System Obligated Group) 5.00%, 12/01/2049	6,000	7,377,893

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	$5,305	$5,386,364
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	7,480	7,698,251
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 09/01/2029	1,780	1,906,052
Ohio Higher Educational Facility Commission (Kenyon College) 5.00%, 07/01/2038-07/01/2042	9,690	12,174,225
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	9,565	9,844,088

		357,010,319

Oklahoma – 0.6%
Comanche County Memorial Hospital 5.00%, 07/01/2022	780	813,151
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2044-08/01/2049	15,630	17,961,275
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	14,170	17,351,824

		36,126,250

Oregon – 0.3%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) 2.75%, 11/15/2025	1,000	1,006,419
Series 2020A 5.125%, 11/15/2040	750	812,803
5.375%, 11/15/2055	1,300	1,400,173
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020A 5.00%, 08/15/2045-08/15/2050	10,000	12,711,687

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020I 5.00%, 10/01/2040	$1,750	$2,182,600

		18,113,682

Pennsylvania – 6.3%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 04/01/2034-04/01/2036	33,535	41,213,005
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	2,270	2,618,083
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	1,455	1,497,737
Bensalem Township School District Series 2013 5.00%, 06/01/2029 (Pre-refunded/ETM)	8,570	9,637,812
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	1,106,440
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) 4.00%, 07/01/2051	5,000	5,456,561
5.00%, 07/01/2031-07/01/2054	6,150	7,390,580
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,487,346
6.00%, 10/01/2048	9,000	9,960,645
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(a)	1,048	1,206,811

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Series 2013A 5.00%, 07/15/2021	$1,200	$1,211,373
Series 2017 5.00%, 08/01/2029-08/01/2031	12,110	15,050,680
Series 2019B 5.00%, 02/01/2035-02/01/2038	11,300	14,363,231
AGM Series 2017A 5.00%, 08/01/2033-08/01/2034	13,000	16,032,777
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/2035-10/01/2036	5,105	6,340,160
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018A 5.00%, 07/01/2038	1,120	1,361,328
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) 5.00%, 07/01/2044	6,885	8,642,999
Series 2016A 4.00%, 07/01/2035	10,000	11,309,024
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2046-06/01/2051	3,375	3,658,191
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) 5.00%, 01/01/2045	1,815	1,984,840
Series 2012 5.25%, 01/01/2041	1,000	1,014,123
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(c)	10,000	12,539,709
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040-03/01/2050	900	979,188
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,662,596

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 4.00%, 09/01/2049	$5,900	$6,722,854
5.00%, 09/01/2051	2,300	2,835,735
Series 2018 5.00%, 09/01/2035	3,600	4,496,357
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/2025 (Pre-refunded/ETM)	200	207,213
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) 4.00%, 11/15/2043	500	568,129
5.00%, 11/15/2045	1,560	1,861,739
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 01/01/2030	1,040	1,099,310
5.25%, 01/01/2040	4,740	4,970,784
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	5,492,050
6.00%, 07/01/2045	2,000	2,132,775
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 03/01/2042	265	270,554
Series 2016A 5.00%, 03/01/2037	2,925	3,205,126
Series 2016B 5.25%, 03/01/2031-03/01/2037	2,310	2,597,657
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	2,330	2,373,091

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012A 5.00%, 11/01/2041	$1,620	$1,714,265
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	2,830	3,315,379
Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) 3.00%, 01/01/2022-01/01/2023	1,115	1,145,792
4.00%, 01/01/2027-01/01/2032	3,180	3,691,368
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 4.00%, 04/15/2036-04/15/2040(c)	24,530	29,062,309
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,184,925
Pennsylvania Turnpike Commission Series 2016 5.00%, 06/01/2037	4,000	4,726,733
Series 2017B 5.00%, 06/01/2035-06/01/2036	12,850	15,600,084
Series 2018A 5.00%, 12/01/2043	10,000	12,380,420
Series 2019A 5.00%, 12/01/2038-12/01/2044	9,180	11,525,853
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,240,014
Philadelphia Authority for Industrial Development (MaST Community Charter School II) 5.00%, 08/01/2040	600	712,947
Philadelphia Authority for Industrial Development (MAST Community Charter School II) 5.00%, 08/01/2050	1,425	1,661,889

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School III) 6.50%, 06/15/2054	$4,295	$4,526,245
Philadelphia Authority for Industrial Development (MAST Community Charter School III) 6.50%, 06/15/2054	4,470	4,710,667
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) 5.00%, 06/15/2050(a)	1,700	1,955,247
Philadelphia Gas Works Co. 5.00%, 08/01/2042	5,000	6,017,141
School District of Philadelphia (The) Series 2015A 5.00%, 09/01/2034-09/01/2035	2,615	3,073,180
Series 2016F 5.00%, 09/01/2033-09/01/2036	4,000	4,819,763
Series 2018A 5.00%, 09/01/2034-09/01/2038	4,000	4,971,484
Series 2018B 5.00%, 09/01/2043	3,000	3,645,171
Series 2019A 4.00%, 09/01/2037-09/01/2039	5,530	6,389,433
5.00%, 09/01/2044(c)	17,900	21,848,214
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 01/01/2051-01/01/2057(a)	12,110	9,827,884
Series 2016B 6.08%, 01/01/2026(a)	725	711,407
Series 2016C Zero Coupon, 01/01/2036(a)	2,945	1,109,784
Series 2016D Zero Coupon, 01/01/2057(f)	58,055	3,483,300
State Public School Building Authority AGM 5.00%, 12/01/2029 (Pre-refunded/ETM)	220	272,994
5.00%, 12/01/2029-12/01/2030	8,525	10,394,171

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038-08/01/2043	$8,435	$9,793,478

		402,070,154

Puerto Rico – 5.2%
Children’s Trust Fund Series 2005A Zero Coupon, 05/15/2050	8,370	1,308,106
Series 2008A Zero Coupon, 05/15/2057	251,000	15,873,365
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	2,510	2,218,213
Series 2011A 5.75%, 07/01/2041(d)(g)	2,810	2,437,675
Series 2012A 5.50%, 07/01/2039(d)(g)	3,490	2,952,540
5.75%, 07/01/2028(d)(g)	1,350	1,145,813
Series 2014A 8.00%, 07/01/2035(d)(g)	10,325	8,260,000
AGC Series 2001A 5.50%, 07/01/2029	670	792,239
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	8,726	7,460,456
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 07/01/2024	6,780	7,453,526
Series 2012A 4.25%, 07/01/2025	8,140	8,498,004
5.00%, 07/01/2022-07/01/2033	9,700	10,213,053
5.125%, 07/01/2037	1,155	1,217,806
5.25%, 07/01/2029-07/01/2042	12,060	12,733,688
5.50%, 07/01/2028	4,090	4,330,627
5.75%, 07/01/2037	2,985	3,169,483
6.00%, 07/01/2047	2,845	3,029,210
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	7,315	6,766,375
5.00%, 07/01/2037(d)(g)	14,970	13,847,250
Series 2008W 5.25%, 07/01/2033(d)(g)	1,000	927,500
5.50%, 07/01/2038(d)(g)	10,490	9,755,700

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.25%, 07/01/2029(d)(g)	$2,950	$2,736,125
5.25%, 07/01/2030	1,040	964,600
Series 2010C 5.00%, 07/01/2024(d)(g)	1,735	1,604,875
Series 2010D 5.00%, 07/01/2021(d)(g)	1,050	971,250
5.00%, 07/01/2022	950	878,750
Series 2010X 5.25%, 07/01/2040(d)(g)	12,605	11,691,137
5.75%, 07/01/2036(d)(g)	7,375	6,877,188
Series 2010Z 5.25%, 07/01/2024	2,565	2,379,038
5.25%, 07/01/2025(d)(g)	620	575,050
Series 2012A 5.00%, 07/01/2029	2,510	2,321,750
5.00%, 07/01/2042(d)(g)	1,740	1,609,500
AGM Series 2007U 5.00%, 07/01/2023	1,050	1,079,258
AGM Series 2007V 5.25%, 07/01/2031	25,380	30,304,821
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	6,350	7,073,482
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	8,600	10,671,045
AGC Series 2007C 5.50%, 07/01/2031	1,735	2,109,417
AGC Series 2007N 5.25%, 07/01/2036	825	1,013,619
AGM Series 2007C 5.25%, 07/01/2036	1,800	2,212,082
NATL Series 2005L 5.25%, 07/01/2035	7,565	8,387,230
NATL Series 2007 5.50%, 07/01/2028	1,000	1,128,716
NATL Series 2007N 5.25%, 07/01/2033	480	537,082
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	23,735	24,506,387

62 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	$335	$340,025
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	16,565	5,996,025
Series 2019A 4.329%, 07/01/2040	15,975	17,462,051
4.55%, 07/01/2040	1,198	1,326,574
5.00%, 07/01/2058	54,251	61,117,007

		332,264,713

Rhode Island – 0.0%
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017A 5.00%, 05/15/2028-05/15/2029	2,000	2,472,028

South Carolina – 1.5%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2046	9,595	12,116,739
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	1,012,269
5.125%, 05/01/2048	1,000	1,012,916
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/2038	575	637,719
Series 2013B 5.00%, 12/01/2038	810	898,352
Series 2014A 5.00%, 12/01/2049	11,820	13,273,423
Series 2014B 5.00%, 12/01/2038	1,160	1,303,274
Series 2014C 5.00%, 12/01/2036-12/01/2046	3,495	3,994,317

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 12/01/2050	$5,000	$5,771,399
Series 2016A 5.00%, 12/01/2034-12/01/2036	4,815	5,763,793
Series 2016B 5.00%, 12/01/2037-12/01/2056	38,780	46,627,821

		92,412,022

South Dakota – 0.3%
South Dakota Health & Educational Facilities Authority Series 2017 5.00%, 09/01/2040(c)	15,035	17,820,964
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033(c)	3,260	3,917,680

		21,738,644

Tennessee – 1.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	9,080	9,105,914
5.125%, 12/01/2042(a)	19,270	19,107,749
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038	1,000	1,152,447
5.00%, 08/01/2044-08/01/2049	11,260	13,804,530
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	5,250	5,499,220
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	5,040	2,406,517

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	$2,435	$2,916,298
Series 2017A 5.00%, 07/01/2048	2,335	2,829,136
Shelby County Health Educational & Housing Facilities Board Series 2012 5.25%, 12/01/2042 (Pre-refunded/ETM)	1,000	1,079,206
5.375%, 12/01/2047 (Pre-refunded/ETM)	800	864,936
Tennergy Corp./TN (Morgan Stanley) Series 2021A 4.00%, 12/01/2051(b)	25,000	29,649,872

		88,415,825

Texas – 5.5%
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	3,500	3,783,482
Series 2015A 5.00%, 01/01/2045	4,905	5,616,017
Series 2016 5.00%, 01/01/2033-01/01/2046	12,965	15,045,418
Series 2020A 5.00%, 01/01/2044-01/01/2049	6,170	7,635,862
Series 2021C 5.00%, 01/01/2027	7,000	8,311,297
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2037	6,800	7,602,709
City of Austin TX Airport System Revenue Series 2019B 5.00%, 11/15/2039	1,000	1,247,048
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	2,146,305

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) 5.00%, 07/01/2027-07/15/2027	$4,250	$5,022,550
Series 2014 5.00%, 07/01/2029	16,960	18,530,318
Series 2015B 5.00%, 07/15/2030-07/15/2035	2,960	3,295,749
Series 2018 5.00%, 07/15/2028	22,875	26,881,376
City of San Antonio TX Electric & Gas Systems Revenue Series 2021A 5.00%, 02/01/2046	5,000	6,438,874
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	548,845
Series 2013 6.00%, 08/15/2043	1,000	1,090,913
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	1,650	1,716,210
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 09/01/2044	3,150	3,512,306
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	5,340	5,749,346
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	7,305	8,349,340
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	25,410	26,963,616
New Hope Cultural Education Facilities Finance Corp. Series 2017A 5.00%, 04/01/2037 (Pre-refunded/ETM)	2,050	2,552,589
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	7,820	7,048,179

66 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018A 5.50%, 07/01/2054	$4,500	$4,717,220
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2040-01/01/2055	3,800	4,061,432
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	5,593,727
North Texas Education Finance Corp. Series 2012A 5.125%, 12/01/2042 (Pre-refunded/ETM)	280	294,769
North Texas Tollway Authority (North Texas Tollway System) Series 2014B 5.00%, 01/01/2031	8,975	10,029,769
Series 2015A 5.00%, 01/01/2035	7,000	8,054,969
Series 2017B 5.00%, 01/01/2033-01/01/2043	7,400	8,918,051
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	3,315	3,435,198
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/2046 (Pre-refunded/ETM)	1,790	1,863,208
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/2044	1,315	1,455,311
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 01/01/2032	1,740	1,766,127

abfunds.com	AB MUNICIPAL INCOME SHARES | 67

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038(d)(e)(g)	$2,180	$545,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(d)(g)	200	90,500
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) 5.25%, 11/15/2047	1,115	1,018,401
Series 2015A 5.00%, 11/15/2045	3,540	3,137,985
Series 2015B 5.00%, 11/15/2030	4,000	3,943,351
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	6,475	6,899,445
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044-10/01/2049	5,350	5,797,748
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	8,735	10,261,192
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,425,201
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) 4.00%, 12/31/2037-12/31/2039	9,100	10,538,373
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	59,005	70,885,946

68 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2013 6.75%, 06/30/2043	$3,600	$4,083,420
Texas Transportation Commission 5.00%, 08/01/2057	7,500	8,748,295
Uptown Development Authority Series 2017A 5.00%, 09/01/2035	1,015	1,169,718

		347,822,705

Utah – 0.1%
Salt Lake City Corp. Airport Revenue Series 2018A 5.00%, 07/01/2048(c)	7,245	8,757,030
Timber Lakes Water Special Service District 8.125%, 06/15/2031	5	5,045

		8,762,075

Vermont – 0.0%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	1,100	1,255,801
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 05/01/2033	200	205,824

		1,461,625

Virginia – 1.0%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) 4.00%, 07/01/2038-07/01/2045	4,620	5,414,815
5.00%, 07/01/2036	850	1,097,369
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(a)	1,000	1,057,440
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,000	1,157,672
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 01/01/2043	1,030	1,038,536

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/2047	$1,955	$2,084,690
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	7,490	7,531,608
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 07/01/2045(a)	1,110	1,163,782
Series 2015B 5.25%, 07/01/2035(a)	1,000	1,070,328
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	16,405	17,242,887
5.50%, 01/01/2042	3,580	3,768,864
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2052	2,250	2,686,513
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) 4.00%, 01/01/2051	18,500	20,340,188

		65,654,692

Washington – 2.1%
Kalispel Tribe of Indians Series 2018A 5.25%, 01/01/2038(a)	750	857,457
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/2030	2,235	2,347,744
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	9,984,448
Port of Seattle WA 5.00%, 04/01/2044	3,380	4,122,454
Series 2015C 5.00%, 04/01/2033	5,035	5,690,139
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2037-08/01/2044	19,885	24,562,391

70 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 07/01/2035	$2,350	$2,855,484
Series 2017B 5.00%, 07/01/2034	1,855	2,257,768
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) 4.00%, 09/01/2045-09/01/2050	5,490	6,344,328
5.00%, 09/01/2039-09/01/2050	5,725	7,293,939
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033-08/15/2037	18,005	21,322,683
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) 4.00%, 07/01/2031	19,340	22,031,391
Washington State Housing Finance Commission Series 2012A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	3,550	3,870,679
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2031-01/01/2046(a)	2,790	3,025,038
Series 2019A 5.00%, 01/01/2044-01/01/2055(a)	11,855	12,967,132
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	3,215	3,438,059

		132,971,134

West Virginia – 0.2%
Tobacco Settlement Finance Authority/WV 4.875%, 06/01/2049	3,000	3,105,046
West Virginia Economic Development Authority (Arch Resources, Inc.) 4.125%, 07/01/2045	4,035	4,138,880

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Hospital Finance Authority Series 2013A 5.50%, 06/01/2044 (Pre-refunded/ETM)	$2,100	$2,328,958

		9,572,884

Wisconsin – 1.7%
UMA Education, Inc. 5.00%, 10/01/2034-10/01/2039(a)	21,005	25,276,327
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(c)	20,345	23,951,119
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM 3.00%, 02/15/2038	1,035	1,114,548
4.00%, 02/15/2036-02/15/2037	2,650	3,138,943
5.00%, 02/15/2028-02/15/2031	3,500	4,494,797
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) 5.00%, 07/01/2044	1,000	1,178,384
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2039-11/01/2054	3,690	3,894,051
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) 4.00%, 12/15/2035-12/15/2038	7,405	8,588,653
Wisconsin Public Finance Authority (21st Century Public Academy) 5.00%, 06/01/2049(a)	1,340	1,428,490
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) 4.00%, 11/15/2037	600	691,738
5.00%, 11/15/2041	1,500	1,805,473
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) 4.00%, 07/01/2046-07/01/2051	2,775	3,159,178

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	$3,335	$3,659,656
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,710,622
5.00%, 01/01/2038-01/01/2040	1,750	2,194,366
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) 5.00%, 01/01/2045	2,030	2,388,433
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	2,060	2,291,267
Series 2016D 4.05%, 11/01/2030	720	792,305
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	2,650	3,015,548
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 05/15/2037-05/15/2047(a)	3,225	3,465,633
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(a)	1,550	1,679,160
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/2044(a)	1,000	1,076,859
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2040-04/01/2050(a)	4,650	5,372,057
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 09/01/2030(a)	545	592,374

		106,959,981

Total Municipal Obligations (cost $6,120,679,873)		6,576,615,460

abfunds.com	AB MUNICIPAL INCOME SHARES | 73

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(h)(i)(j) (cost $203,340,355)	203,340,355	$203,340,355

Total Investments – 106.8% (cost $6,324,020,228)		6,779,955,815
Other assets less liabilities – (6.8)%		(430,239,924)

Net Assets – 100.0%		$6,349,715,891

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	90,795	01/15/2025	2.565%	CPI#	Maturity	$962,177	$	– 0	–	$962,177
USD	45,398	01/15/2025	2.613%	CPI#	Maturity	389,570		– 0	–	389,570
USD	45,397	01/15/2025	2.585%	CPI#	Maturity	442,563		– 0	–	442,563
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	53,925,405		– 0	–	53,925,405
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	23,272,449		– 0	–	23,272,449
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	6,531,048		– 0	–	6,531,048
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	6,427,087		– 0	–	6,427,087
USD	22,051	02/15/2041	CPI#	2.500%	Maturity	57,771		– 0	–	57,771
USD	21,699	02/15/2041	CPI#	2.505%	Maturity	81,217		– 0	–	81,217
USD	57,880	02/15/2046	CPI#	2.391%	Maturity	(1,209,107)		– 0	–	(1,209,107)

						$90,880,180	$	– 0	–	$90,880,180

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	250,000	10/15/2024	3 Month LIBOR	1.582%	Quarterly/Semi-Annual	$8,716,834	$	– 0	–	$8,716,834
USD	46,600	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	1,776,737		– 0	–	1,776,737
USD	146,650	01/16/2025	3 Month LIBOR	1.623%	Quarterly/Semi-Annual	5,926,135		– 0	–	5,926,135
USD	250,000	01/15/2028	1.068%	3 Month LIBOR	Semi-Annual/ Quarterly	2,827,156		– 0	–	2,827,156

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PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	300,000	02/15/2031	1.537%	3 Month LIBOR	Semi-Annual/ Quarterly	$2,717,785	$	– 0	–	$2,717,785
USD	68,000	04/14/2034	1.080%	3 Month LIBOR	Semi-Annual/ Quarterly	6,136,882		– 0	–	6,136,882
USD	63,810	04/14/2034	1.022%	3 Month LIBOR	Semi-Annual/ Quarterly	6,203,270		– 0	–	6,203,270
USD	40,000	04/15/2044	0.768%	3 Month LIBOR	Semi-Annual/ Quarterly	9,869,640		– 0	–	9,869,640
USD	40,000	04/15/2044	1.281%	3 Month LIBOR	Semi-Annual/ Quarterly	5,913,577		– 0	–	5,913,577
USD	25,000	04/15/2044	0.755%	3 Month LIBOR	Semi-Annual/ Quarterly	6,233,655		– 0	–	6,233,655
USD	25,000	04/15/2044	0.931%	3 Month LIBOR	Semi-Annual/ Quarterly	5,384,549		– 0	–	5,384,549
USD	77,000	02/15/2046	3 Month LIBOR	2.210%	Quarterly/Semi-Annual	2,506,415		– 0	–	2,506,415
USD	33,000	02/15/2046	3 Month LIBOR	2.112%	Quarterly/Semi-Annual	399,533		– 0	–	399,533
USD	24,130	02/15/2051	1.942%	3 Month LIBOR	Semi-Annual/ Quarterly	522,259		– 0	–	522,259

						$65,134,427	$	– 0	–	$65,134,427

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 52,610	10/09/2029	1.120%	SIFMA*	Quarterly	$(298,980)	$	– 0	–	$(298,980)
Citibank, NA	USD 52,610	10/09/2029	1.125%	SIFMA*	Quarterly	(322,711)		– 0	–	(322,711)

						$(621,691)	$	– 0	–	$(621,691)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $657,615,853 or 10.4% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(d)	Defaulted.

(e)	Restricted and illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039	11/22/2013	$1,973,785	$27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023	07/31/2014	868,863	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038	08/31/2012	2,198,477	545,000	0.01%

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.34% of net assets as of April 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/2036	12/18/2015	$519,491	$511,730	0.01%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2051	12/18/2015	4,843,338	2,931,933	0.05%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	9,827,809	10,131,901	0.16%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	4,460,000	4,351,040	0.07%
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016D 0.0%, 01/01/2057	11/29/2017	5,931,045	3,483,300	0.05%

(g)	Non-income producing security.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

76 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SD – School District

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 77

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,120,679,873)	$6,576,615,460
Affiliated issuers (cost $203,340,355)	203,340,355
Cash	4,289,655
Cash collateral due from broker	57,058,863
Interest receivable	82,366,149
Receivable for shares of beneficial interest sold	18,070,344
Receivable for variation margin on centrally cleared swaps	502,548
Receivable for investment securities sold	245,000
Receivable due from Adviser	8,314
Affiliated dividends receivable	1,666

Total assets	6,942,498,354

Liabilities
Payable for floating rate notes issued*	479,205,000
Payable for investment securities purchased	89,297,237
Dividends payable	17,735,144
Payable for shares of beneficial interest redeemed	4,562,698
Unrealized depreciation on interest rate swaps	621,691
Other liabilities	1,360,693

Total liabilities	592,782,463

Net Assets	$6,349,715,891

Composition of Net Assets
Shares of beneficial interest, at par	$4,999
Additional paid-in capital	5,779,128,647
Distributable earnings	570,582,245

Net Assets	$6,349,715,891

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 499,873,502 common shares outstanding)	$12.70

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

78 | AB MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2021

Investment Income
Interest	$204,028,043
Dividends—Affiliated issuers	50,096
Other income(a)	83,312	$204,161,451

Expenses
Interest expense	3,735,455

Total expenses		3,735,455

Net investment income		200,425,996

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		5,847,937
Swaps		18,847,127
Net change in unrealized appreciation/depreciation of:
Investments		709,987,715
Swaps		127,751,815

Net gain on investment transactions		862,434,594

Net Increase in Net Assets from Operations		$1,062,860,590

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2021	Year Ended April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$200,425,996	$154,370,738
Net realized gain (loss) on investment transactions	24,695,064	(56,688,486)
Net change in unrealized appreciation/depreciation of investments	837,739,530	(342,584,629)

Net increase (decrease) in net assets from operations	1,062,860,590	(244,902,377)
Distribution to Shareholders	(205,021,107)	(154,514,928)
Transactions in Shares of Beneficial Interest
Net increase	805,965,637	1,575,752,846

Total increase	1,663,805,120	1,176,335,541
Net Assets
Beginning of period	4,685,910,771	3,509,575,230

End of period	$6,349,715,891	$4,685,910,771

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NOTES TO FINANCIAL STATEMENTS

April 30, 2021

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,576,615,460		$	– 0	–	$6,576,615,460
Short-Term Investments		203,340,355		– 0	–		– 0	–	203,340,355
Liabilities:
Floating Rate Notes(a)		(479,205,000)		– 0	–		– 0	–	(479,205,000)

Total Investments in Securities		(275,864,645)		6,576,615,460			– 0	–	6,300,750,815
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	92,089,287			– 0	–	92,089,287	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	65,134,427			– 0	–	65,134,427	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(1,209,107)			– 0	–	(1,209,107	)(c)
Interest Rate Swaps		– 0	–	(621,691)			– 0	–	(621,691)

Total		$(275,864,645)		$6,732,008,376		$	– 0	–	$6,456,143,731

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

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The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2021, such reimbursement amounted to $78,587.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2021 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$69,468	$1,458,601	$1,324,729	$203,340	$50

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

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Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$1,864,343,349		$511,054,992
U.S. government securities	– 0	–	45,800,391

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$5,859,696,750

Gross unrealized appreciation	$631,824,073
Gross unrealized depreciation	(37,134,047)

Net unrealized appreciation	$594,690,026

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide

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value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the

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Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$157,223,714	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,209,107	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	621,691

Total		$157,223,714			$1,830,798

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$18,847,127	$127,751,815

Total		$18,847,127	$127,751,815

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2021:

Interest Rate Swaps:
Average notional amount	$105,289,231
Inflation Swaps:
Average notional amount	$173,831,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,031,267,692
Centrally Cleared Inflation Swaps:
Average notional amount	$1,019,932,462

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$621,691	$	– 0	–	$(580,000)	$	– 0	–	$41,691

Total	$621,691	$	– 0	–	$(580,000)	$	– 0	–	$41,691	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2021		Year Ended April 30, 2020

Shares sold	146,960,472		190,409,250	$1,782,285,111		$2,239,043,371

Shares issued in reinvestment of dividends	– 0	–	37	– 0	–	448

Shares redeemed	(80,876,327)		(56,641,214)	(976,319,474)		(663,290,973)

Net increase	66,084,145		133,768,073	$805,965,637		$1,575,752,846

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely

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affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as

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specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$9,503,344	$3,709,081

Total taxable distributions	9,503,344	3,709,081
Tax-exempt distributions	195,517,763	150,805,847

Total distributions paid	$205,021,107	$154,514,928

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$18,030,916
Accumulated capital and other losses	(14,193,774	)(a)
Unrealized appreciation/(depreciation)	585,026,172	(b)

Total accumulated earnings/(deficit)	$588,863,314	(c)

(a)

As of April 30, 2021, the Fund had a net capital loss carryforward of $14,193,774. During the fiscal year, the Fund utilized $39,661,297 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund had a net short-term capital loss carryforward of $14,193,774, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2021, the amount of the Fund’s Floating Rate Notes outstanding was $479,205,000 and the related interest rate was 0.09% to 0.28%. For the year ended April 30, 2021, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $381,623,356 and 0.96%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.80	$ 11.70	$ 11.32	$ 11.25	$ 11.59

Income From Investment Operations

Net investment income(a)	.44	.44	.45	.44	.44

Net realized and unrealized gain (loss) on investment transactions	1.91	(.90)	.38	.07	(.34)

Net increase (decrease) in net asset value from operations	2.35	(.46)	.83	.51	.10

Less: Dividends

Dividends from net investment income	(.45)	(.44)	(.45)	(.44)	(.44)

Net asset value, end of period	$ 12.70	$ 10.80	$ 11.70	$ 11.32	$ 11.25

Total Return

Total investment return based on net asset value(b)	22.01%	(4.23)%	7.53%	4.55%	.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,349,716	$4,685,911	$3,509,575	$2,760,892	$1,667,126

Ratio to average net assets of:

Expenses(c)	.07%	.01%	.01%	.01%	.00	%(d)

Net investment income	3.62%	3.67%	3.91%	3.82%	3.85%

Portfolio turnover rate	10%	12%	14%	19%	23%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

(d)	Amount is less than .005%.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 25, 2021

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Terrance T. Hults 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Matthew J. Norton 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Andrew D. Potter 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in the periods reviewed was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0421

APR    04.30.21

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 4, 2021

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	0.82%	3.02%

Bloomberg Barclays US Aggregate ex Government Bond Index	-0.37%	2.28%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex Government Bond Index, for the six- and 12-month periods ended April 30, 2021.

During both periods, the Fund outperformed the benchmark. The Fund’s shorter-than-benchmark duration on the 10- to 30-year parts of the curve was the primary contributor, relative to the benchmark, as yields rose. Industry allocation also contributed, mostly from having no exposure to conventional mortgage-backed securities, an overweight to US municipal mortgages and investment-grade credit default swaps, which more than offset a loss in US Treasuries. Security selection within US municipal bonds, consumer noncyclical, banking, capital goods and technology detracted. Currency decisions did not have a meaningful impact on returns for either period.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on absolute returns during both periods, and credit default swaps for hedging and investment purposes, which had an immaterial impact for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the 12-month period ended April 30, 2021, with elevated volatility and dispersion between regions and credit sectors. After the positive impact of massive fiscal stimulus enacted by governments, and central bank monetary policies that anchored short-term interest rates at record lows to combat the outbreak

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of the COVID-19 pandemic, longer-term treasury yields began to steadily rise in August, based on expectations of an economic growth recovery. Major developed-market treasury returns ended the period lower, except in Italy and Spain, due to the European Central Bank’s bond-buying program to cap eurozone periphery yields. Historically low interest rates also set the stage for a sharp rebound in risk assets. Emerging-market high-yield hard-currency sovereign bonds, along with emerging- and developed-market high-yield corporate bonds, led significant gains against developed-market treasuries with strong positive returns. Emerging-market local-currency bonds, along with investment-grade hard-currency sovereign bonds and emerging- and developed-market corporate bonds, also provided strong positive returns. Securitized assets outperformed US Treasuries, which fell sharply, with slightly positive results. The US dollar fell against all major developed-market currencies except the yen and also fell against most emerging-market currencies during the period. Brent crude oil prices significantly rebounded on the improved global economic outlook and OPEC+ production cuts, and copper advanced near an all-time high partly due to increased demand for infrastructure and green-energy initiatives.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic

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DISCLOSURES AND RISKS (continued)

has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2011 TO 4/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 4/30/2011 to 4/30/2021) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

NAV Returns

1 Year	3.02%

5 Years	2.51%

10 Years	2.27%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

NAV Returns

1 Year	4.61%

5 Years	2.49%

10 Years	2.42%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,008.20	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $305.9

1

All data are as of April 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2021

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 72.9%
Industrial – 51.4%
Basic – 2.3%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,634,384
Ecolab, Inc. 2.375%, 08/10/2022	1,475	1,511,034
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	1,265	1,300,319
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,744,978
Glencore Finance Canada Ltd. 4.95%, 11/15/2021(a)	505	516,746
Glencore Funding LLC 3.00%, 10/27/2022(a)	225	231,986

		6,939,447

Capital Goods – 5.0%
3M Co. 2.00%, 02/14/2025	1,735	1,812,242
Eaton Corp. 2.75%, 11/02/2022	1,265	1,309,705
General Dynamics Corp. 3.25%, 04/01/2025	1,665	1,810,771
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,670,993
John Deere Capital Corp. 1.95%, 06/13/2022	636	647,899
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	1,058,420
Raytheon Technologies Corp. 2.80%, 03/15/2022	2,175	2,218,065
Republic Services, Inc. 2.50%, 08/15/2024	1,000	1,055,350
Trane Technologies Luxembourg Finance SA 3.55%, 11/01/2024	2,000	2,165,340
Waste Management, Inc. 2.40%, 05/15/2023	1,630	1,691,321

		15,440,106

Communications - Media – 4.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/2022	1,750	1,821,190
Comcast Corp. 3.00%, 02/01/2024	2,000	2,136,260
3.375%, 02/15/2025	675	736,931

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fox Corp. 3.666%, 01/25/2022	$1,350	$1,382,629
4.03%, 01/25/2024	435	472,184
Omnicom Group, Inc./Omnicom Capital, Inc. 3.625%, 05/01/2022	450	463,577
3.65%, 11/01/2024	800	872,984
TWDC Enterprises 18 Corp. 2.35%, 12/01/2022	250	258,005
ViacomCBS, Inc. 3.70%, 08/15/2024	2,100	2,279,508
Walt Disney Co. (The) 0.441% (LIBOR 3 Month + 0.25%), 09/01/2021(b)	725	725,508
1.65%, 09/01/2022	500	508,980
3.00%, 09/15/2022	1,500	1,554,465

		13,212,221

Communications - Telecommunications – 1.6%
AT&T, Inc. 2.625%, 12/01/2022	355	365,870
3.00%, 06/30/2022	375	384,728
Rogers Communications, Inc. 3.00%, 03/15/2023	2,000	2,080,000
Verizon Communications, Inc. 3.50%, 11/01/2024	2,000	2,172,740

		5,003,338

Consumer Cyclical - Automotive – 1.6%
BMW Finance NV 2.25%, 08/12/2022(a)	675	691,234
Cummins, Inc. 0.75%, 09/01/2025	1,000	989,900
Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021(a)	1,025	1,026,168
Toyota Motor Credit Corp. 1.35%, 08/25/2023	2,160	2,206,807

		4,914,109

Consumer Cyclical - Other – 2.1%
Las Vegas Sands Corp. 3.20%, 08/08/2024	1,885	1,976,592
Lennar Corp. 4.50%, 04/30/2024	2,725	2,979,052
Marriott International, Inc./MD 3.60%, 04/15/2024	350	372,732
3.75%, 03/15/2025	1,075	1,152,196

		6,480,572

14 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.7%
Starbucks Corp. 1.30%, 05/07/2022	$2,000	$2,021,300

Consumer Cyclical - Retailers – 3.6%
Costco Wholesale Corp. 2.75%, 05/18/2024	1,000	1,066,970
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,382,458
Target Corp. 2.25%, 04/15/2025	1,665	1,753,262
TJX Cos., Inc. (The) 3.50%, 04/15/2025	1,655	1,811,745
VF Corp. 2.40%, 04/23/2025	1,670	1,754,051
Walmart, Inc. 3.30%, 04/22/2024	500	539,075
3.40%, 06/26/2023	1,570	1,671,830

		10,979,391

Consumer Non-Cyclical – 12.7%
Abbott Laboratories 2.95%, 03/15/2025	1,300	1,399,008
AbbVie, Inc. 2.30%, 11/21/2022	1,325	1,363,239
2.90%, 11/06/2022	1,000	1,037,220
AmerisourceBergen Corp. 0.737%, 03/15/2023	1,585	1,589,137
3.25%, 03/01/2025	1,350	1,453,707
Amgen, Inc. 2.65%, 05/11/2022	1,600	1,635,648
3.625%, 05/22/2024	1,000	1,082,370
Baxalta, Inc. 3.60%, 06/23/2022	23	23,666
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,225,405
Biogen, Inc. 3.625%, 09/15/2022	1,479	1,545,023
Bristol-Myers Squibb Co. 2.60%, 05/16/2022	1,025	1,050,502
2.75%, 02/15/2023	225	234,464
3.25%, 02/20/2023	784	823,075
Coca-Cola Co. (The) 2.95%, 03/25/2025	2,150	2,325,913
CommonSpirit Health 2.76%, 10/01/2024	1,000	1,058,100

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CVS Health Corp. 2.125%, 06/01/2021	$400	$400,244
2.75%, 12/01/2022	2,175	2,243,273
DH Europe Finance II Sarl 2.05%, 11/15/2022	1,850	1,896,102
Eli Lilly & Co. 2.35%, 05/15/2022	1,275	1,303,254
Gilead Sciences, Inc. 1.95%, 03/01/2022	565	571,859
3.70%, 04/01/2024	1,300	1,404,975
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,299,064
Johnson & Johnson 2.25%, 03/03/2022	1,335	1,355,199
McKesson Corp. 3.796%, 03/15/2024	1,500	1,627,965
Merck & Co., Inc. 2.75%, 02/10/2025	1,130	1,207,337
PepsiCo, Inc. 0.75%, 05/01/2023	750	757,567
3.50%, 07/17/2025	1,110	1,223,020
Pfizer, Inc. 3.00%, 06/15/2023	1,000	1,056,600
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	1,600	1,680,384
Stryker Corp. 0.60%, 12/01/2023	1,000	1,000,260
Zoetis, Inc. 3.25%, 02/01/2023	1,000	1,041,780

		38,915,360

Energy – 3.2%
Chevron Corp. 1.141%, 05/11/2023	1,665	1,694,271
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023	750	807,075
Exxon Mobil Corp. 1.571%, 04/15/2023	1,655	1,696,242
2.992%, 03/19/2025	1,000	1,077,130
Husky Energy, Inc. 4.00%, 04/15/2024	1,200	1,285,044
MPLX LP 1.285% (LIBOR 3 Month + 1.10%), 09/09/2022(b)	1,250	1,250,625
Phillips 66 0.90%, 02/15/2024	1,900	1,901,463

		9,711,850

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Services – 4.7%
Amazon.com, Inc. 2.40%, 02/22/2023	$875	$907,410
2.50%, 11/29/2022	1,305	1,343,967
Booking Holdings, Inc. 2.75%, 03/15/2023	1,685	1,756,444
eBay, Inc. 2.75%, 01/30/2023	1,500	1,559,085
3.80%, 03/09/2022	1,000	1,025,640
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,354,557
Moody’s Corp. 2.625%, 01/15/2023	750	776,723
4.50%, 09/01/2022	1,300	1,355,575
4.875%, 02/15/2024	500	552,675
PayPal Holdings, Inc. 2.20%, 09/26/2022	2,700	2,769,039

		14,401,115

Technology – 9.2%
Alphabet, Inc. 3.375%, 02/25/2024	1,500	1,627,980
Analog Devices, Inc. 2.50%, 12/05/2021	1,000	1,011,130
Apple, Inc. 2.40%, 05/03/2023	1,250	1,302,262
2.85%, 05/11/2024	250	266,865
3.00%, 02/09/2024	1,400	1,494,304
Autodesk, Inc. 4.375%, 06/15/2025	800	895,936
Baidu, Inc. 2.875%, 07/06/2022	375	383,508
Cisco Systems, Inc./Delaware 1.85%, 09/20/2021	1,650	1,657,821
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	2,250	2,246,355
Fiserv, Inc. 2.75%, 07/01/2024	1,000	1,061,190
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	1,715	1,749,283
Honeywell International, Inc. 0.411% (LIBOR 3 Month + 0.23%), 08/19/2022(b)	585	585,059
Intel Corp. 3.40%, 03/25/2025	1,680	1,839,264
International Business Machines Corp. 2.85%, 05/13/2022	1,500	1,540,515

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

KLA Corp. 4.65%, 11/01/2024	$1,250	$1,398,975
Microsoft Corp. 2.375%, 02/12/2022	1,300	1,319,409
Oracle Corp. 2.95%, 11/15/2024	1,500	1,603,500
3.625%, 07/15/2023	500	534,035
QUALCOMM, Inc. 3.45%, 05/20/2025	1,800	1,974,564
salesforce.com, Inc. 3.25%, 04/11/2023	2,100	2,216,067
Texas Instruments, Inc. 2.625%, 05/15/2024	1,325	1,404,142

		28,112,164

Transportation - Airlines – 0.4%
Southwest Airlines Co. 4.75%, 05/04/2023	1,000	1,080,280

		157,211,253

Financial Institutions – 17.1%
Banking – 14.1%
American Express Co. 3.40%, 02/27/2023	1,300	1,369,758
Banco Santander SA 2.706%, 06/27/2024	1,000	1,055,570
Bank of America Corp. 0.851% (LIBOR 3 Month + 0.65%), 06/25/2022(b)	535	535,465
3.004%, 12/20/2023	615	639,213
3.093%, 10/01/2025	1,250	1,336,175
3.458%, 03/15/2025	500	536,300
Bank of New York Mellon Corp. (The) 2.661%, 05/16/2023	1,000	1,024,610
Capital One Bank USA NA 2.014%, 01/27/2023	1,600	1,617,344
Capital One Financial Corp. 3.90%, 01/29/2024	500	542,435
Citigroup, Inc. 1.678%, 05/15/2024	1,000	1,022,670
2.876%, 07/24/2023	1,800	1,852,812
Danske Bank A/S 1.244% (LIBOR 3 Month + 1.06%), 09/12/2023(a)(b)	2,250	2,273,535
Goldman Sachs Group, Inc. (The) 2.905%, 07/24/2023	1,500	1,544,190
2.908%, 06/05/2023	1,300	1,334,112

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 1.645%, 04/18/2026	$1,710	$1,723,526
ING Groep NV 1.02% (SOFR + 1.01%), 04/01/2027(b)	1,350	1,356,777
JPMorgan Chase & Co. 1.514%, 06/01/2024	1,800	1,834,884
3.797%, 07/23/2024	725	775,090
Series Z 4.005% (LIBOR 3 Month + 3.80%), 08/01/2021(b)(c)	63	63,249
Lloyds Banking Group PLC 1.326%, 06/15/2023	1,350	1,362,055
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	1,300	1,307,683
Mizuho Financial Group, Inc. 1.241%, 07/10/2024	2,000	2,021,860
Morgan Stanley 2.72%, 07/22/2025	1,000	1,056,830
3.737%, 04/24/2024	2,000	2,122,740
Nationwide Building Society 4.363%, 08/01/2024(a)	200	215,590
PNC Bank NA 2.028%, 12/09/2022	1,475	1,490,045
Royal Bank of Scotland Group PLC 4.269%, 03/22/2025	2,000	2,181,220
State Street Corp. 2.825%, 03/30/2023	1,000	1,022,330
3.776%, 12/03/2024	1,000	1,083,890
Sumitomo Mitsui Financial Group, Inc. 2.784%, 07/12/2022	2,000	2,057,440
Toronto-Dominion Bank (The) 2.65%, 06/12/2024	1,000	1,062,100
Wells Fargo & Co. 2.406%, 10/30/2025	1,150	1,203,556
Wells Fargo Bank NA 2.082%, 09/09/2022	1,050	1,056,374
Zions Bancorp NA 3.50%, 08/27/2021	1,555	1,569,788

		43,251,216

Brokerage – 1.0%
Charles Schwab Corp. (The) 0.51% (SOFR + 0.50%), 03/18/2024(b)	3,000	3,020,610

Finance – 0.1%
Air Lease Corp. 3.875%, 07/03/2023	300	319,095

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Aviation Capital Group LLC 2.875%, 01/20/2022(a)	$17	$17,211
3.875%, 05/01/2023(a)	79	82,569
4.875%, 10/01/2025(a)	69	75,838

		494,713

Insurance – 0.2%
MetLife, Inc. Series C 3.759% (LIBOR 3 Month + 3.58%), 06/01/2021(b)(c)	500	500,330

Other Finance – 0.4%
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,251,697

REITS – 1.3%
American Tower Corp. 3.375%, 05/15/2024	2,100	2,253,279
Host Hotels & Resorts LP 3.875%, 04/01/2024	250	266,855
Series D 3.75%, 10/15/2023	1,275	1,349,855

		3,869,989

		52,388,555

Utility – 4.4%
Electric – 3.0%
Dominion Energy, Inc. 2.715%, 08/15/2021	1,500	1,509,885
DTE Energy Co. Series B 3.30%, 06/15/2022	565	579,871
Duke Energy Progress LLC Series A 0.369% (LIBOR 3 Month + 0.18%), 02/18/2022(b)	1,000	999,670
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	300	304,224
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	1,630	1,738,330
Sempra Energy 3.55%, 06/15/2024	1,000	1,077,370
Southern California Edison Co. Series C 3.50%, 10/01/2023	1,775	1,887,322

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southern Co. (The) 2.35%, 07/01/2021	$875	$876,373

		8,973,045

Natural Gas – 0.4%
Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	1,200	1,249,572

Other Utility – 1.0%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,234,687
3.85%, 03/01/2024	1,650	1,787,115

		3,021,802

		13,244,419

Total Corporates – Investment Grade (cost $221,331,255)		222,844,227

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 15.9%
United States – 15.9%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	740	739,636
Central Texas Turnpike System Series 2020B 1.98%, 08/15/2042	1,000	1,020,562
Chicago Board of Education Series 2018C 5.00%, 12/01/2021	1,000	1,026,459
Chicago Housing Authority Series 2018B 3.324%, 01/01/2022	1,000	1,018,747
Chicago O’Hare International Airport Series 2020D 1.168%, 01/01/2024	2,000	2,027,459
City & County of Denver CO Airport System Revenue Series 2020C 1.115%, 11/15/2024	750	756,190
City of Houston TX Airport System Revenue Series 2020C 1.272%, 07/01/2024	1,000	1,016,014
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2020C 0.594%, 10/01/2023	1,500	1,498,289

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of New York NY Series 2021D 0.59%, 08/01/2023	$1,625	$1,625,558
0.982%, 08/01/2025	1,065	1,062,374
City of San Francisco CA Public Utilities Commission Water Revenue Series 2020A 1.864%, 11/01/2021	500	504,134
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019B 2.185%, 11/01/2021	800	806,133
2.237%, 11/01/2022	100	102,338
2.396%, 11/01/2023	1,050	1,090,300
County of Broward FL Airport System Revenue Series 2019C 2.384%, 10/01/2026	1,000	1,053,577
County of Riverside CA 2.363%, 02/15/2023	200	206,281
Florida Municipal Power Agency 1.425%, 10/01/2026	1,000	1,002,204
Inland Empire Tobacco Securitization Corp. 3.678%, 06/01/2038	1,000	1,034,491
Massachusetts Development Finance Agency (Berklee College of Music, Inc.) 1.494%, 10/01/2023	385	391,158
Metropolitan Transportation Authority Series 2019A 5.00%, 11/15/2048	2,000	2,295,607
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) 2.366%, 09/01/2049	1,000	1,020,844
2.862%, 09/01/2049	2,000	2,039,215
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019H 5.25%, 09/01/2022(a)	1,000	1,065,957
Series 2021G 5.25%, 09/01/2023(a)	1,440	1,601,329
New Jersey Turnpike Authority Series 2021B 0.638%, 01/01/2024	1,000	998,995
0.897%, 01/01/2025	2,000	1,999,167

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020F 2.027%, 02/15/2023	$250	$257,629
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2020F 0.87%, 03/15/2025	1,400	1,400,488
Ohio Turnpike & Infrastructure Commission 1.746%, 02/15/2023	700	713,469
Pennsylvania Turnpike Commission Series 2019E 2.556%, 12/01/2025	760	790,477
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	2,375	2,411,973
Port of Portland OR Airport Revenue Series 2020T 0.80%, 07/01/2022	600	601,003
1.00%, 07/01/2023	1,200	1,201,245
Reedy Creek Improvement District Series 2020A 1.549%, 06/01/2023	700	717,209
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	1,010	1,019,405
State of Hawaii Airports System Revenue Series 2020E 1.392%, 07/01/2025	1,000	1,007,412
State of Nevada Department of Business & Industry 0.50%, 01/01/2050(a)	1,000	1,000,173
State of Wisconsin (State of Wisconsin Lease) Series 2020A 1.67%, 05/01/2021	1,000	1,000,000
State of Wisconsin Series 20213 0.361%, 05/01/2024	1,500	1,497,303
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035	2,250	2,289,726
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 2.40%, 10/01/2049	910	929,723
University of California Series 2022S 5.00%, 05/15/2024(d)	2,500	2,744,660

Total Local Governments – US Municipal Bonds (cost $48,287,727)		48,584,913

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 4.9%
Autos - Fixed Rate – 3.5%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	$500	$494,967
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/2022	64	63,946
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	1,283	1,282,637
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)	500	499,667
Series 2021-B, Class C 1.23%, 03/15/2027(a)	1,000	999,916
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	500	499,282
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	2,000	1,996,715
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	850	843,741
JPMorgan Chase Bank NA – CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	2,000	2,000,120
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	2,000	2,000,419

		10,681,410

Other ABS - Fixed Rate – 1.1%
Affirm Asset Securitization Trust Series 2021-A, Class A 0.88%, 08/15/2025(a)	800	801,284
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)(e)	1,000	999,965
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	800	829,398
SoFi Consumer Loan Program LLC Series 2017-5, Class A2 2.78%, 09/25/2026(a)	113	113,808
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)	16	16,528

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Upstart Securitization Trust Series 2021-1, Class A 0.87%, 03/20/2031(a)	$593	$592,736

		3,353,719

Credit Cards - Fixed Rate – 0.3%
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 07/15/2025	1,085	1,097,899

Total Asset-Backed Securities (cost $15,102,894)		15,133,028

GOVERNMENTS – TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Notes 0.125%, 12/31/2022 (cost $4,998,015)	5,000	4,999,219

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.4%
Risk Share Floating Rate – 1.3%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 1.706% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(b)	383	383,294
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.106% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	79	81,090
Series 2015-DNA1, Class M3 3.406% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	162	165,126
Series 2015-HQA1, Class M3 4.806% (LIBOR 1 Month + 4.70%), 03/25/2028(b)	216	223,672
Series 2016-DNA1, Class M3 5.659% (LIBOR 1 Month + 5.55%), 07/25/2028(b)	314	329,848
Series 2016-DNA4, Class M3 3.906% (LIBOR 1 Month + 3.80%), 03/25/2029(b)	236	245,574
Series 2016-HQA4, Class M3 4.006% (LIBOR 1 Month + 3.90%), 04/25/2029(b)	244	254,446

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-DNA3, Class M2 2.606% (LIBOR 1 Month + 2.50%), 03/25/2030(b)	$250	$255,669
Series 2019-DNA3, Class M2 2.156% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	54	55,070
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.506% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	222	226,782
Series 2014-C03, Class 2M2 3.006% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	141	141,891
Series 2015-C01, Class 2M2 4.656% (LIBOR 1 Month + 4.55%), 02/25/2025(b)	9	9,469
Series 2016-C01, Class 1M2 6.856% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	377	400,895
Series 2016-C02, Class 1M2 6.106% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	401	422,681
Series 2016-C03, Class 1M2 5.406% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	189	198,648
Series 2016-C06, Class 1M2 4.356% (LIBOR 1 Month + 4.25%), 04/25/2029(b)	156	162,308
Series 2016-C07, Class 2M2 4.456% (LIBOR 1 Month + 4.35%), 05/25/2029(b)	137	143,221
Series 2017-C02, Class 2M2 3.756% (LIBOR 1 Month + 3.65%), 09/25/2029(b)	298	308,599
Series 2017-C06, Class 2M2 2.906% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	153	156,563

		4,164,846

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	156	160,172
Series 4459, Class CA 5.00%, 12/15/2034	34	37,643

		197,815

Total Collateralized Mortgage Obligations (cost $4,296,363)		4,362,661

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Floating Rate CMBS – 1.0%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.115% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	$1,000	$977,354
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.145% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(b)	1,000	1,000,703
Invitation Homes Trust Series 2018-SFR4, Class A 1.215% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	323	325,149
Starwood Retail Property Trust Series 2014-STAR, Class A 1.585% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(b)	975	719,045

		3,022,251

Non-Agency Fixed Rate CMBS – 0.4%
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(a)	212	213,379
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/2047(a)	750	770,633
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	88	88,911

		1,072,923

Agency CMBS – 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K021, Class A1 1.603%, 01/25/2022	21	20,635
Series K025, Class A1 1.875%, 04/25/2022	21	21,191

		41,826

Total Commercial Mortgage-Backed Securities (cost $4,364,272)		4,137,000

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 1.1%
Industrial – 1.1%
Communications - Telecommunications – 0.5%
T-Mobile USA, Inc. 2.625%, 04/15/2026	$1,402	$1,426,100

Consumer Non-Cyclical – 0.3%
Newell Brands, Inc. 4.70%, 04/01/2026	613	682,839
4.875%, 06/01/2025	183	202,718

		885,557

Energy – 0.3%
Western Midstream Operating LP 4.00%, 07/01/2022	945	966,981

Total Corporates – Non-Investment Grade (cost $3,228,466)		3,278,638

	Shares
SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $2,862,042)	2,862,042	2,862,042

	Principal Amount (000)
Short-Term Municipal Notes – 0.5%
New York – 0.5%
County of Erie NY 3.00%, 06/24/2021	$310	311,295
New York Transportation Development Corp. (JFK International Air Terminal LLC) 1.36%, 12/01/2021	1,300	1,306,825

Total Short-Term Municipal Notes (cost $1,611,145)		1,618,120

Total Short-Term Investments (cost $4,473,187)		4,480,162

Total Investments – 100.6% (cost $306,082,179)		307,819,848
Other assets less liabilities – (0.6)%		(1,947,548)

Net Assets – 100.0%		$305,872,300

28 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value			Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,950	04/30/2023	3 Month LIBOR	0.279%	Quarterly/Semi-Annual	$	– 0	–	$	– 0	–	$	– 0	–
USD	4,820	08/19/2025	0.338%	3 Month LIBOR	Semi-Annual/ Quarterly		93,243			– 0	–		93,243
USD	5,700	09/23/2025	0.340%	3 Month LIBOR	Semi-Annual/ Quarterly		118,936			– 0	–		118,936
USD	13,140	03/16/2026	0.458%	3 Month LIBOR	Semi-Annual/ Quarterly		294,855			– 0	–		294,855

							$507,034		$	– 0	–		$507,034

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	5.60%	USD	105	$10,563	$3,482	$7,081
JPMorgan Securities LLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	5.60	USD	1,560	157,066	134,850	22,216
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.08	USD	2,500	(211,917)	23,044	(234,961)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	32	(9,046)	(3,095)	(5,951)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	59	(16,679)	(7,835)	(8,844)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	180	(50,868)	(17,141)	(33,727)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	18	(5,088)	(1,757)	(3,331)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	224	(63,302)	(21,889)	(41,413)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	335	$(94,699)	$(31,895)	$(62,804)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	291	(82,261)	(26,892)	(55,369)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,066	(301,340)	(157,178)	(144,162)

						$(667,571)	$(106,306)	$(561,265)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $25,273,716 or 8.3% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2021.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	When-Issued or delayed delivery security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

30 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $303,220,137)	$304,957,806
Affiliated issuers (cost $2,862,042)	2,862,042
Cash	7
Cash collateral due from broker	892,668
Interest receivable	1,788,488
Receivable for shares of beneficial interest sold	461,408
Market value on credit default swaps (net premiums paid $138,332)	167,629
Receivable due from Adviser	185
Affiliated dividends receivable	37

Total assets	311,130,270

Liabilities
Payable for investment securities purchased	3,728,315
Market value on credit default swaps (net premiums received $244,638)	835,200
Payable for shares of beneficial interest redeemed	349,553
Dividends payable	339,200
Payable for variation margin on centrally cleared swaps	5,702

Total liabilities	5,257,970

Net Assets	$305,872,300

Composition of Net Assets
Shares of beneficial interest, at par	$305
Additional paid-in capital	303,220,925
Distributable earnings	2,651,070

Net Assets	$305,872,300

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 30,470,335 common shares outstanding)	$10.04

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 31

STATEMENT OF OPERATIONS

Year Ended April 30, 2021

Investment Income
Interest	$3,589,455
Dividends—Affiliated issuers	10,360
Other income(a)	16,981

Total investment income		$3,616,796

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		1,900,216
Swaps		(430,544)
Net change in unrealized appreciation/depreciation of:
Investments		1,431,652
Swaps		572,307

Net gain on investment transactions		3,473,631

Net Increase in Net Assets from Operations		$7,090,427

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

32 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2021	Year Ended April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,616,796	$5,269,562
Net realized gain on investment transactions	1,469,672	1,362,084
Net change in unrealized appreciation/depreciation of investments	2,003,959	(912,238)

Net increase in net assets from operations	7,090,427	5,719,408
Distribution to Shareholders	(3,803,987)	(5,605,173)
Transactions in Shares of Beneficial Interest
Net increase	124,077,921	24,093,885

Total increase	127,364,361	24,208,120
Net Assets
Beginning of period	178,507,939	154,299,819

End of period	$305,872,300	$178,507,939

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 33

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current

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NOTES TO FINANCIAL STATEMENTS (continued)

ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$222,844,227		$	– 0	–	$222,844,227
Local Governments – US Municipal Bonds		– 0	–	48,584,913			– 0	–	48,584,913
Asset-Backed Securities		– 0	–	14,133,063			999,965		15,133,028
Governments – Treasuries		– 0	–	4,999,219			– 0	–	4,999,219
Collateralized Mortgage Obligations		– 0	–	4,362,661			– 0	–	4,362,661
Commercial Mortgage-Backed Securities		– 0	–	4,137,000			– 0	–	4,137,000
Corporates – Non-Investment Grade		– 0	–	3,278,638			– 0	–	3,278,638
Short-Term Investments:
Investment Companies		2,862,042		– 0	–		– 0	–	2,862,042
Short-Term Municipal Notes		– 0	–	1,618,120			– 0	–	1,618,120

Total Investments in Securities		2,862,042		303,957,841			999,965		307,819,848
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	507,034			– 0	–	507,034	(b)
Credit Default Swaps		– 0	–	167,629			– 0	–	167,629
Liabilities:
Credit Default Swaps		– 0	–	(835,200)			– 0	–	(835,200)

Total		$2,862,042		$303,797,304			$999,965		$307,659,311

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party

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investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2021, such reimbursement amounted to $16,981.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2021 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$656	$235,317	$233,111	$2,862	$10

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NOTES TO FINANCIAL STATEMENTS (continued)

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$256,893,641	$128,647,352
U.S. government securities	59,166,101	52,972,240

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$306,317,060

Gross unrealized appreciation	$3,305,825
Gross unrealized depreciation	(1,289,302)

Net unrealized appreciation	$2,016,523

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2021, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$507,034	*

Credit contracts	Market value on credit default swaps	167,629		Market value on credit default swaps	$835,200

Total		$674,663			$835,200

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(85,982)	$546,515

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(344,562)	25,792

Total		$(430,544)	$572,307

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2021:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$31,853,077
Credit Default Swaps:
Average notional amount of buy contracts	$1,665,000
Average notional amount of sale contracts	$4,705,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$37,555,556	(a)

(a)	Positions were open for eight months during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$10,563	$(10,563)		$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Securities LLC	157,066	(157,066)			– 0	–		– 0	–		– 0	–

Total	$167,629	$(167,629)		$	– 0	–	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$288,510	$(10,563)			$(277,947)		$	– 0	–	$	– 0	–
Credit Suisse International	163,089	– 0	–		– 0	–		– 0	–		163,089
Goldman Sachs International	82,261	– 0	–		– 0	–		– 0	–		82,261
JPMorgan Securities LLC	301,340	(157,066)			– 0	–		– 0	–		144,274

Total	$835,200	$(167,629)			$(277,947)		$	– 0	–		$389,624	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present

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NOTES TO FINANCIAL STATEMENTS (continued)

attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Shares sold	18,280,760	27,279,165	$182,765,155	$270,823,547

Shares redeemed	(5,854,027)	(24,944,045)	(58,687,234)	(246,729,662)

Net increase	12,426,733	2,335,120	$124,077,921	$24,093,885

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of

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municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2021 and April 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,756,471	$5,605,173
Net long-term capital gains	47,516	– 0	–

Total distributions paid	$3,803,987	$5,605,173

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,211,745	(a)
Other losses	(235,086	)(b)
Unrealized appreciation/(depreciation)	2,013,611	(c)

Total accumulated earnings/(deficit)	$2,990,270	(d)

(a)	During the fiscal year, the Fund utilized $231,628 of capital loss carry forwards to offset current year net realized gains.

(b)	As of April 30, 2021, the Fund had a qualified late-year ordinary loss deferral of $235,086.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the tax treatment of callable bonds.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as

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NOTES TO FINANCIAL STATEMENTS (continued)

either short-term or long-term capital losses. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2021	2020		2019	2018	2017

Net asset value, beginning of period	$ 9.89	$ 9.82		$ 9.70	$ 9.84	$ 9.91

Income From Investment Operations

Net investment income(a)	.14	.24		.25	.20	.17

Net realized and unrealized gain (loss) on investment transactions	.16	.09		.13	(.14)	(.01)

Net increase in net asset value from operations	.30	.33		.38	.06	.16

Less: Dividends

Dividends from net investment income	(.15)	(.26)		(.26)	(.20)	(.23)

Net asset value, end of period	$ 10.04	$ 9.89		$ 9.82	$ 9.70	$ 9.84

Total Return

Total investment return based on net asset value(b)	3.02%	3.43%		4.00%	.65%	1.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$305,872	$178,508		$154,300	$129,628	$74,327

Ratio to average net assets of:

Expenses	0%	.01	%(c)	0%	0%	0%

Net investment income	1.36%	2.47%		2.62%	2.05%	1.67%

Portfolio turnover rate	74%	124%		45%	81%	85%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Taxable Multi-Sector Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Taxable Multi-Sector Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 25, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2021.

For foreign shareholders, 94.69% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $47,516 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Shawn E. Keegan(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Keegan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)

Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

		75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 49	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2016. He is also Co-Head of Fixed Income.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 71

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

72 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 73

NOTES

74 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 75

NOTES

76 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0421

APR    04.30.21

ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

ANNUAL REPORT

June 9, 2021

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the annual reporting period ended April 30, 2021. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund commenced investment operations on May 2, 2011, and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014, and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF APRIL 30, 2021 (unaudited)

	6 Months	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES	12.65%	30.32%

Bloomberg Barclays 1-10 Year TIPS Index	3.38%	7.32%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2021.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide inflation protection within separately managed account strategies. The Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps and total return swaps based on the Bloomberg Barclays 1-10 Year TIPS Index were the main contributors to relative performance, as inflation expectations increased.

During the 12-month period, an underweight to municipal credit contributed. Security selection within the state general obligation (“GO”) sector contributed, while selection in toll roads/transit and tax-supported local lease detracted.

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For the six-month period, an underweight to municipal credit contributed. Security selection within the state GO sector contributed, while selection in toll roads/transit and local GO detracted.

The Fund utilized derivatives for hedging purposes in the form of interest rate swaps, which added to absolute performance for the six-month period but had no material impact on performance for the 12-month period; CPI swaps added for the both periods; total return swaps had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended April 30, 2021, the municipal market began its rather swift recovery following the single-worst month of outflows in municipal market history in March 2020, as investors ran to cash, prompting $42.5 billion dollars in outflows from muni mutual funds. The municipal market began to stabilize after this historic sell-off and finished the year with eight consecutive months of inflows, totaling $40.9 billion for 2020, as investors sought relatively attractive after-tax yields. The asset class showed a tremendous amount of resiliency, bouncing back from its March drawdown to post a return of 5.2% in 2020.

So far in 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 72 basis points (“b.p.”) in 2021, to 1.64% as of April 30, 2021. On the bright side for muni investors is that the 10-year AAA municipal bond yield rose just 28 b.p. to 0.99% in the same period—less than half as much as the 10-year Treasury. Through April, municipals posted positive absolute returns of 0.48%, and higher returns, relative to other fixed-income asset classes, such as US Treasuries and US investment-grade corporates, which both posted negative returns. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. During the first four months of 2021, investors poured $42 billion into the market, on pace for a new calendar-year record, and marked 12 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the first four months of the year as BBB-rated and high-yield credit spreads compressed—53 b.p. and 71 b.p., respectively—leading to outperformance by those credit indices versus high-grade counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections, as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First, the CARES Act supplied a much needed $347 billion to issuers, and this has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 3

various municipal sectors. Finally, the American Rescue Plan Act of 2021 supplied $649 billion for issuers. Public rating agencies reacted to the positive credit trends, evidenced by S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and local government, school districts, mass transit, airports, toll roads and specific issuers such as the state of Illinois.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

(continued on next page)

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The Fund may also invest in: forward commitments; zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and ten years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20191 TO 4/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Real Return Income Shares (from 11/12/20191 to 4/30/2021) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Current activation date: 11/12/2019.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2021 (unaudited)

NAV Returns

1 Year	30.32%

Since Inception[1]	11.13%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

NAV Returns

1 Year	28.60%

Since Inception[1]	9.86%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1 Current activation date: 11/12/2019.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,126.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $20.6

1

All data are as of April 30, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 86.6%
Long-Term Municipal Bonds – 79.0%
Alabama – 3.2%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$580	$663,668

Alaska – 2.5%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) 4.00%, 04/01/2033	445	512,588

Arizona – 1.7%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019B 5.00%, 07/01/2033	275	344,752

Colorado – 3.2%
Weld County School District No. RE-2 Eaton 5.00%, 12/01/2026-12/01/2027	530	667,836

Connecticut – 10.1%
City of New Haven CT Series 2017A 5.25%, 08/01/2026	70	84,265
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 5.00%, 07/01/2034	515	645,891
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2019U 2.00%, 07/01/2033	1,055	1,070,084
State of Connecticut Series 2020A 5.00%, 01/15/2031	215	283,185

		2,083,425

Delaware – 4.2%
State of Delaware 3.00%, 03/01/2028	850	870,179

District of Columbia – 3.1%
District of Columbia (District of Columbia Fed Hwy Grant) 5.00%, 12/01/2031	490	638,758

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 2.1%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2033	$250	$305,388
Greater Orlando Aviation Authority Series 2019A 5.00%, 10/01/2027	95	119,063

		424,451

Illinois – 6.5%
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2032	100	125,779
Sales Tax Securitization Corp. Series 2020A 5.00%, 01/01/2026	270	320,313
State of Illinois Series 2017D 5.00%, 11/01/2027	175	212,149
Series 2018A 5.00%, 10/01/2025	295	347,262
Series 2019A 5.00%, 11/01/2025	290	342,061

		1,347,564

Kentucky – 7.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2027	100	116,628
Kentucky Public Energy Authority (Morgan Stanley) Series 2019C 4.00%, 02/01/2050	570	672,018
Louisville/Jefferson County Metropolitan Government Norton Healthcare Obligated Group Series 2020A 4.00%, 10/01/2040	575	658,242

		1,446,888

Louisiana – 0.6%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	100	114,024

Michigan – 1.5%
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 4.50%, 10/01/2029	100	104,231

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan State University Series 2019C 5.00%, 08/15/2032	$160	$207,943

		312,174

Missouri – 1.1%
Missouri Highway & Transportation Commission Series 2019B 5.00%, 11/01/2021	225	230,429

New Jersey – 2.0%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2031	330	419,828

New York – 5.8%
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/2030	260	276,125
Series 2012F 5.00%, 11/15/2030	265	281,438
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019B 5.00%, 11/01/2035	200	257,512
New York Liberty Development Corp. (One Bryant Park LLC) 2.80%, 09/15/2069	210	210,137
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.375%, 10/01/2045	150	175,392

		1,200,604

North Carolina – 2.1%
Raleigh Durham Airport Authority Series 2020A 5.00%, 05/01/2027	340	422,983

Ohio – 6.2%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2033-06/01/2035	495	634,612
State of Ohio (State of Ohio Department of Transportation) Series 20192 5.00%, 12/15/2024	545	636,676

		1,271,288

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other – 0.5%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(a)	$100	$106,875

Pennsylvania – 8.3%
City of Philadelphia PA Series 2019B 5.00%, 02/01/2030	155	202,091
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	141,008
Lower Merion School District Series 2019B 5.00%, 04/01/2023	710	776,597
Pennsylvania Turnpike Commission 5.00%, 12/01/2021	575	591,225

		1,710,921

Texas – 1.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	109,259
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	100	103,482

		212,741

Virginia – 1.1%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	230,364

Washington – 0.9%
City of Seattle WA Municipal Light & Power Revenue 5.00%, 09/01/2023	165	183,347

West Virginia – 3.2%
State of West Virginia
Series 2019A 5.00%, 06/01/2027	515	648,642

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PORTFOLIO OF INVESTMENTS (continued)

Company	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.1%
UMA Education, Inc. 5.00%, 10/01/2034(a)	$50	$60,309
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	140	168,831

		229,140

Total Long-Term Municipal Bonds (cost $15,821,089)		16,293,469

Short-Term Municipal Notes – 7.6%
Maryland – 1.9%
Maryland Health & Higher Educational Facilities Authority Series 2014B 0.06%, 04/01/2035(b)	400	400,000

New Hampshire – 3.0%
County of Merrimack NH 2.00%, 12/30/2021	605	612,442

South Carolina – 2.7%
County Square Redevelopment Corp. (County of Greenville SC Lease) 2.00%, 03/03/2022	555	563,641

Total Short-Term Municipal Notes (cost $1,576,036)		1,576,083

Total Municipal Obligations (cost $17,397,125)		17,869,552

	Shares
SHORT-TERM INVESTMENTS – 7.6%
Investment Companies – 7.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $1,570,216)	1,570,216	1,570,216

Total Investments – 94.2% (cost $18,967,341)		19,439,768
Other assets less liabilities – 5.8%		1,192,913

Net Assets – 100.0%		$20,632,681

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,000	12/24/2021	1.753%	CPI#	Maturity	$41,054	$	– 0	–	$41,054
USD	3,000	02/10/2023	1.558%	CPI#	Maturity	77,382		– 0	–	77,382
USD	2,500	12/24/2024	1.846%	CPI#	Maturity	86,851		– 0	–	86,851
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	109,825		– 0	–	109,825
USD	2,600	12/24/2029	1.978%	CPI#	Maturity	143,457		– 0	–	143,457
USD	1,000	02/10/2035	1.914%	CPI#	Maturity	86,103		– 0	–	86,103

						$544,672	$	– 0	–	$544,672

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,800	11/25/2021	1.585%	3 Month LIBOR	Semi-Annual/ Quarterly	$(83,897)	$	– 0	–	$(83,897)
USD	5,300	01/23/2023	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(154,393)		– 0	–	(154,393)
USD	14,400	11/29/2024	1.538%	3 Month LIBOR	Semi-Annual/ Quarterly	(561,256)		– 0	–	(561,256)
USD	4,700	11/25/2026	1.581%	3 Month LIBOR	Semi-Annual/ Quarterly	(162,791)		– 0	–	(162,791)
USD	3,500	01/23/2031	1.890%	3 Month LIBOR	Semi-Annual/ Quarterly	(108,441)		– 0	–	(108,441)

						$(1,070,778)	$	– 0	–	$(1,070,778)

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value			Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI#	Maturity	$	– 0	–	$	– 0	–	$	– 0	–

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR plus 0.25%	Maturity	USD	8,436	01/25/2022	$121,881
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR plus 0.25%	Maturity	USD	13,813	01/29/2022	190,901
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR plus 0.25%	Maturity	USD	8,473	02/23/2022	62,656

						$375,438

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate market value of these securities amounted to $553,521 or 2.7% of net assets.

(b)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.0% and 0.0%, respectively.

Glossary:

CPI – Consumer Price Index

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rate

See notes to financial statements.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 19

STATEMENT OF ASSETS & LIABILITIES

April 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $17,397,125)	$17,869,552
Affiliated issuers (cost $1,570,216)	1,570,216
Cash collateral due from broker	884,233
Unrealized appreciation on total return swaps	375,438
Interest receivable	191,875
Receivable for variation margin on centrally cleared swaps	3,266
Receivable due from Adviser	72
Affiliated dividends receivable	15

Total assets	20,894,667

Liabilities
Due to custodian	197
Cash collateral due to broker	253,000
Payable for shares of beneficial interest redeemed	8,789

Total liabilities	261,986

Net Assets	$20,632,681

Composition of Net Assets
Shares of beneficial interest, at par	$18
Additional paid-in capital	17,893,794
Distributable earnings	2,738,869

Net Assets	$20,632,681

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 1,782,694 common shares outstanding)	$11.57

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2021

Investment Income
Interest	$306,809
Dividends—Affiliated issuers	634
Other income(a)	1,354

Total investment income		$308,797

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(31,030)
Swaps		1,953,070
Net change in unrealized appreciation/depreciation of:
Investments		1,249,881
Swaps		1,800,816

Net gain on investment transactions		4,972,737

Net Increase in Net Assets from Operations		$5,281,534

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2021	November 12, 2019(a) to April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$308,797	$136,348
Net realized gain on investment transactions	1,922,040	111,323
Net change in unrealized appreciation/depreciation of investments	3,050,697	(2,728,938)

Net increase (decrease) in net assets from operations	5,281,534	(2,481,267)
Distribution to Shareholders	(168,798)	(7,743)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(3,240,241)	21,249,196

Total increase	1,872,495	18,760,186
Net Assets
Beginning of period	18,760,186	– 0	–

End of period	$20,632,681	$18,760,186

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2021

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”). The Fund commenced investment operations on May 2, 2011 and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014 and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 12, 2019.

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

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NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$16,293,469		$	– 0	–	$16,293,469
Short-Term Municipal Notes		– 0	–	1,576,083			– 0	–	1,576,083
Short-Term Investments		1,570,216		– 0	–		– 0	–	1,570,216

Total Investments in Securities		1,570,216		17,869,552			– 0	–	19,439,768
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	544,672			– 0	–	544,672	(b)
Inflation (CPI) Swaps		– 0	–	– 0	–		– 0	–	– 0	–
Total Return Swaps		– 0	–	375,438			– 0	–	375,438
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(1,070,778)			– 0	–	(1,070,778	)(b)

Total		$1,570,216		$17,718,884		$	– 0	–	$19,289,100

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2021, such reimbursement amounted to $1,354.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2021 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$789	$9,800	$9,019	$1,570	$1

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and

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NOTES TO FINANCIAL STATEMENTS (continued)

administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,775,957		$799,904
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$18,967,341

Gross unrealized appreciation	$1,606,666
Gross unrealized depreciation	(1,086,333)

Net unrealized appreciation	$520,333

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

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NOTES TO FINANCIAL STATEMENTS (continued)

failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less

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NOTES TO FINANCIAL STATEMENTS (continued)

than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended April 30, 2021, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$544,672	*	Receivable/ Payable for variation margin on centrally cleared swaps	$1,070,778	*

Interest rate contracts	Unrealized appreciation on total return swaps	375,438

Total		$920,110			$1,070,778

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,953,070	$1,800,816

Total		$1,953,070	$1,800,816

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2021:

Inflation Swaps:
Average notional amount	$1,000,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$33,700,000
Centrally Cleared Inflation Swaps:
Average notional amount	$15,100,000
Total Return Swaps:
Average notional amount	$30,300,000

(a)	Positions were open for one month during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$375,438	$	– 0	–	$(253,000)	$	– 0	–	$122,438

Total	$375,438	$	– 0	–	$(253,000)	$	– 0	–	$122,438	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2021	November 12, 2019(a) to April 30, 2020	Year Ended April 30, 2021	November 12, 2019(a) to April 30, 2020

Shares sold	176,855	2,550,264	$1,801,006	$25,272,794

Shares redeemed	(489,390)	(455,035)	(5,041,247)	(4,023,598)

Net increase (decrease)	(312,535)	2,095,229	$(3,240,241)	$21,249,196

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

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NOTES TO FINANCIAL STATEMENTS (continued)

to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial

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NOTES TO FINANCIAL STATEMENTS (continued)

resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at

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NOTES TO FINANCIAL STATEMENTS (continued)

an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2021.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended April 30, 2021 was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$74,184	$	– 0	–
Net long-term capital gains	2,884		– 0	–

Total taxable distributions paid	77,068		– 0	–
Tax-exempt income	91,730		7,743

Total distributions paid	$168,798		$7,743

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$2,218,536	(a)
Unrealized appreciation/(depreciation)	520,333	(b)

Total accumulated earnings/(deficit)	$2,738,869

(a)	During the fiscal year, the Fund utilized $50,198 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30, 2021	November 12, 2019(a) to April 30, 2020

Net asset value, beginning of period	$ 8.95	$ 10.00

Income From Investment Operations

Net investment income(b)	.16	.07

Net realized and unrealized gain (loss) on investment transactions	2.55	(1.11)

Net increase (decrease) in net asset value from operations	2.71	(1.04)

Less: Dividends

Dividends from net investment income	(.09)	(.01)

Net asset value, end of period	$ 11.57	$ 8.95

Total Return

Total investment return based on net asset value(c)	30.32%	(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,633	$18,760

Ratio to average net assets of:

Expenses	0%	.01	%(d)^

Net investment income	1.53%	1.55	%^

Portfolio turnover rate	5%	10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Tax-Aware Real Return Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Real Return Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statements of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period from November 12, 2019 (commencement of operations) to April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period from November 12, 2019 (commencement of operations) to April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 25, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2021.

For foreign shareholders, 100.00% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $2,884 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)

Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional v enture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, the Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Terrance T. Hults 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Matthew J. Norton 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Andrew D. Potter 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 53

operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 55

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

Because the Fund commenced operations on November 12, 2019, the directors were unable to consider historical information about the profitability of the Fund for the fiscal period ended December 2019. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, for the period ended July 31, 2020 from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by an independent service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

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The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 59

NOTES

60 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0151-0421

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit - Related
		Audit Fees	Fees	Tax Fees
AB Corp Income Shares	2020	$32,537	$—	$21,140
	2021	$32,537	$—	$18,897
AB Taxable Multi-Sector Income Shares	2020	$36,041	$—	$20,463
	2021	$36,041	$—	$20,164
AB Municipal Income Shares	2020	$45,353	$—	$21,061
	2021	$45,353	$—	$19,048
AB Impact Municipal Income Shares	2020	$29,731	$—	$21,518
	2021	$29,731	$—	$19,950
AB Tax-Aware Real Return Income Shares	2020	$22,500	$—	$12,272
	2021	$30,000	$—	$21,936

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre -approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2020	$975,431	$21,140
			$—
			$(21,140)
	2021	$995,373	$18,897
			$—
			$(18,897)
AB Taxable Multi-Sector Income Shares	2020	$974,754	$20,463
			$—
			$(20,463)
	2021	$996,640	$20,164
			$—
			$(20,164)
AB Municipal Income Shares	2020	$975,352	$21,061
			$—
			$(21,061)
	2021	$995,524	$19,048
			$—
			$(19,048)
AB Impact Municipal Income Shares	2020	$975,809	$21,518
			$—
			$(21,518)
	2021	$996,426	$19,950
			$—
			$(19,950)
AB Tax-Aware Real Return Income Shares	2020	$966,563	$12,272
			$—
			$(12,272)
	2021	$998,412	$21,936
			$—
			$(21,936)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2021